Registration Nos. 033-43089
                                                    811-6431
           SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, DC 20549

                     FORM N-1A

            REGISTRATION STATEMENT UNDER THE
                SECURITIES ACT OF 1933                ___


             Pre-Effective Amendment No. ____         ___

             Post-Effective Amendment No. 25           X
                                                      ---
                         and/or

            REGISTRATION STATEMENT UNDER THE
             INVESTMENT COMPANY ACT OF 1940           ___


                   Amendment No. 27                    X
                                                      ---

            (Check appropriate box or boxes)

                    MANAGERS TRUST II
-------------------------------------------------------------
      (Exact Name of Registrant as Specified in Charter)

        40 Richards Avenue, Norwalk, Connecticut 06854
-------------------------------------------------------------
         (Address of Principal Executive Offices)
                     1-(800) 252-0682
-------------------------------------------------------------
     (Registrant's Telephone Number, including area code)
                     Donald S. Rumery
                    The Managers Funds
                    40 Richards Avenue
                    Norwalk, CT 06854

             Copy to:  Philip H. Newman, Esq.
                   Goodwin Procter LLP
                     Exchange Place
                  Boston, MA 02109-2881
-------------------------------------------------------------
           (Name and Address of Agent for Service)

    As soon as practicable after the effective date of this
                    Registration Statement
-------------------------------------------------------------
       (Approximate Date of Proposed Public Offering)


It is proposed that this filing will become effective (check appropriate box):

___   Immediately upon filing pursuant to   ___ On (date)
      pursuant to paragraph (b)                 paragraph (b)

 X    60 days after filing pursuant to      ___ On (date) pursuant
---   paragraph (a)(1)                          paragraph (a)(1)

___   75 days after filing pursuant to      ___ On (date) pursuant
      paragraph (a)(2) of Rule 485              to (a)(2) of Rule 485

If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

            THE MANAGERS FUNDS

          TOTAL RETURN BOND FUND

               PROSPECTUS
               ----------
         Dated December 20, 2002

-----------------------------------------------------------
WE PICK THE TALENT.  YOU REAP THE RESULTS.


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

           TABLE OF CONTENTS
           -----------------

1.  RISK/RETURN SUMMARY
    Key Information                1
    Performance Summary            2
    Fees and Expenses              3

2. SUMMARY OF THE FUND
   The Managers Funds              4
   Total Return Bond Fund          5
   ManagersChoice                  7

3. ADDITIONAL PRACTICES/RISKS
   Other Securities and
     Investment Practices          7
   A Few Words About Risk          9

4. ABOUT YOUR INVESTMENT
   Your Account                    10
   How to Purchase Shares          12
   How to Sell Shares              13
   Investor Services               14
   Other Operating Policies        15
   Account Statements              15
   Dividends and Distributions     15
   Tax Information                 15
   Description of Index            17


FOUNDED IN 1983, THE MANAGERS FUNDS OFFERS INDIVIDUAL AND
INSTITUTIONAL INVESTORS THE EXPERIENCE AND DISCIPLINE OF
SOME OF THE WORLD'S MOST HIGHLY REGARDED INVESTMENT
PROFESSIONALS.

RISK/RETURN SUMMARY
-------------------
                      KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Total Return Bond Fund
(the "Total Return Fund" or the "Fund"), which is part of the Managers Funds no-load mutual fund family. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of this Fund on your own goals, risk preferences and investment time horizons.

SUMMARY OF THE GOALS, PRINCIPAL STRATEGIES AND PRINCIPAL
RISK FACTORS OF THE FUND

The following is a summary of the goals, principal strategies and principal risk factors of the Fund.

                                            PRINCIPAL
GOAL                 PRINCIPAL STRATEGIES   RISK FACTORS
-----------------    ---------------------  ----------------
High total return    Invests at least 80%   Credit Risk
                     of its assets in bonds Economic Risk
                     (debt securities)      Inflation Risk
                                            Intelligence Risk
                     Invests principally    Interest Rate Risk
                     in a diversified       Liquidity Risk
                     portfolio of           Prepayment Risk
                     investment grade debt
                     securities of any
                     maturity

                     Seeks to achieve
                     incremental return
                     through analysis of
                     relative credit and
                     valuation of debt
                     securities


PRINCIPAL RISK FACTORS
----------------------
All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Fund.

CREDIT RISK
-----------
The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody's Investors Services, Inc. and Standard & Poor's Corporation. Even if the likelihood of default is remote, changes in the perception of an institution's financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated below investment grade (BB/Bb or lower) are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics as well.

ECONOMIC RISK
-------------
The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

INFLATION RISK
--------------
Inflation risk is the risk that the price of an asset, or the income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

INTELLIGENCE RISK
-----------------
Intelligence risk is a term created by The Managers Funds
LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios.
Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

INTEREST RATE RISK
------------------
Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments
(cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

LIQUIDITY RISK
--------------
This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers.
Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell.
On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get.
However, estimating the liquidity of securities during market upheavals is very difficult.

PREPAYMENT RISK
---------------
Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back at any time. Typically debtors repay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bond holders.
Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

DURATION is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio's interest rate sensitivity. The longer the duration of the security, the more sensitive the security is to this risk.

PERFORMANCE
-----------
Because the Fund is new, this Prospectus does not include
Fund performance information.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
----------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)           None
Maximum Deferred Sales Charge (Load)                None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and Other Distributions                 None
Redemption Fee                                      None
Exchange Fee                                        None
Maximum Account Fee                                 None


WHAT IS THE MANAGEMENT FEE? The MANAGEMENT FEE is the fee paid to The Managers Funds LLC, a portion of which is paid to the asset manager(s) who manage the Fund's portfolio.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                         TOTAL
                                         RETURN
                                         FUND
                                         -------
Management Fee                            0.50%
Distribution (12b-1) Fees (1)             0.00%
Other Expenses (2)                        0.96%
                                         -------
Total Annual Fund Operating Expenses      1.46%
Fee Waiver and Reimbursement (3)         -0.47%
                                         -------
Net Annual Fund Operating Expenses        0.99%
                                         =======

1 Although the Fund is subject to a Rule 12b-1 Plan of Distribution that permits payments of up to 0.25% of the Fund's average daily net assets, no payments have been authorized under the plan to date and no payments are expected to be authorized for the fiscal year ending March 31, 2003.

2 Because the Fund is new, the "Other Expenses" of the Fund are based on annualized estimated expenses and average net assets for the fiscal year ending March 31, 2003.

3 The Managers Funds LLC has contractually agreed, through August 1, 2004, to limit Net Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, Rule 12b-1 fees and extraordinary items) to 0.99% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. See "Managers Trust II-Portfolio Management of the Fund."

EXAMPLE
-------
This example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.
The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

                          1 YEAR          3 YEARS
                          -------         --------
Total Return Fund          $101             $439


The example reflects the impact of the Fund's contractual expense limitation for the initial nineteen (19) month period covered by the Example.

The example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SUMMARY OF THE FUND
-------------------
                    THE MANAGERS FUNDS

The Managers Funds is a no-load mutual fund family comprised of different Funds, each having distinct investment management objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

The Managers Funds LLC (the "Investment Manager"), a subsidiary of Affiliated Managers Group, Inc., located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Fund and is responsible for the Fund's overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage the Fund's investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Trust and the Investment Manager intend to apply for an exemptive order from the Securities Exchange
Commission ("SEC") that would permit the Trust and the Investment Manager, with the approval of the Fund's
Trustees, to retain a subadviser for the Fund, or subsequently change the subadviser, without submitting the respective investment advisory agreements, or material amendments to those agreements, to a vote of the shareholders of the Fund. Until or unless this exemptive order is granted, if a duly appointed subadviser is terminated or otherwise ceases to advise, the Fund would be required to submit the investment subadvisory agreement with the new subadviser to the shareholders of the Fund for approval. There is no guarantee that the SEC will grant such exemptive order.

Managers Distributors, Inc. ("MDI" or the "Distributor"), a wholly-owned subsidiary of the Investment Manager, serves as the Fund's distributor. MDI receives no compensation from the Fund for its services as distributor.

PORTFOLIO MANAGEMENT OF THE FUND
--------------------------------
Merganser Capital Management LP ("Merganser") is the sub-advisor for the Fund. Merganser is located at One Cambridge Center, Cambridge, Massachusetts. As of September 30, 2002, Merganser had assets under management of approximately $4.2 billion. Robert W. LeLacheur and a team of analysts are the portfolio managers of the Fund.
Mr. LeLacheur is a Vice President of, and a portfolio manager for, Merganser and has acted in those capacities since
1993.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC of 0.50% of the average daily net assets of the Fund. The
Managers Funds LLC, in turn, pays a portion of this fee to Merganser.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least August 1, 2004, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes, Rule 12b-1 fees and extraordinary expenses) of the Fund exceed 0.99% of the Fund's average daily net assets. The
Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed
0.99% of the Fund's average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

WHAT AM I INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

TOTAL RETURN BOND FUND
----------------------

FUND FACTS
------------------------------------------------------------
OBJECTIVE:              High total return

INVESTMENT FOCUS:       Fixed-income securities

BENCHMARK:              Lehman Brothers U.S. Aggregate Index

TICKER:                 MTRFX


OBJECTIVE
---------
The Fund's objective is to achieve a high level of total return. The Fund's objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
Under normal circumstances, the Fund invests at least 80% of its assets in bonds (debt securities). The Fund's policy of investing at least 80% of its assets in bonds may not be changed without providing shareholders 60 days notice. In addition, the Fund normally invests at least
65% of its total assets in a diversified portfolio of investment grade quality corporate bonds and mortgage-related and other asset-backed securities and in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investment grade quality securities are those rated at least in the BBB/Baa major rating category by Standard & Poor's Corporation or Moody's
Investors Services, Inc. (or a similar rating from any nationally recognized statistical rating organization) or if unrated, are considered by the asset manager to be of comparable quality. Debt securities held by the Fund may have any remaining maturity, but under normal conditions, the Fund will seek to maintain an average duration comparable to its benchmark index. The duration of the benchmark index (Lehman Brothers U.S. Aggregate Index) as of November 30, 2002 was 4.0 years. Occasionally, the Fund may purchase only the interest or principal component of a mortgage-related security. During unusual market conditions, the Fund may place up to 100% of its total assets in cash or high quality short-term debt securities.
To the extent that the Fund does this, it is not pursuing its objective.

The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular security or sector. The Fund will seek securities that the asset manager believes will have favorable prospects for total return. The asset manager will consider, among other things, the potential for improving industry or company specific fundamentals. This includes an analysis of a company's creditworthiness, earnings potential, improving credit quality ratings, cash flow and revenue growth.

The asset manager will search for specific fixed-income securities that it believes are undervalued and whose price changes may not have a direct correlation with changes in interest rates. These securities may have favorable differences in yield relative to other comparable fixed-income securities. The asset manager will also consider how overall economic factors may impact the valuation of a fixed-income security considered for purchase by the Fund.
Lastly, the asset manager will consider whether specific securities in certain industries may be undervalued and overlooked by the marketplace. The asset manager will consider whether to sell a particular security when any of the above factors materially change. All of these factors will be considered by the asset manager in its attempt to achieve high total return.

Although the investment strategies of the Fund's asset manager do not ordinarily involve trading securities for short-term profits, the asset manager may sell any security when the asset manager believes best, which may result in short-term trading. Short-term trading may increase the Fund's transaction costs and increase your tax liability.


SHOULD I INVEST IN THIS FUND?
-----------------------------
This Fund MAY be suitable if you:

   * Are seeking an opportunity for additional fixed-income returns in your investment portfolio

   *  Are willing to accept a moderate risk
      investment

   * Have an investment time horizon of four years or more

This Fund MAY NOT be suitable if you:

   *  Are seeking stability of principal

   *  Are seeking a conservative risk investment

MANAGERSCHOICE
--------------
MANAGERSCHOICE PROGRAM

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds.
Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersfunds.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

ADDITIONAL PRACTICES/RISKS
--------------------------

OTHER SECURITIES AND INVESTMENT PRACTICES
-----------------------------------------
The following is a description of some of the other securities and investment practices of the Fund.

RESTRICTED AND ILLIQUID SECURITIES- The Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value.
This means that its valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

REPURCHASE AGREEMENTS- The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

FOREIGN SECURITIES- Up to 10% of the total assets of the Fund may be invested in non-U.S. dollar-denominated instruments. To the extent of any such investment, the Fund will be subject to the risks of foreign investing.
Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars.
Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

INTERNATIONAL EXPOSURE- Many U.S. companies in whose debt the Fund may own generate significant revenues and earnings from abroad. As a result, these companies and prices of their securities may be affected by weakness in global and regional economics and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Fund's shares.

INITIAL PUBLIC OFFERINGS- The Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

DERIVATIVES- The Fund may invest in derivatives.
Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return.

While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Fund is not obligated to hedge and may not do so.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

HIGH-YIELD BONDS- The Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as "junk bonds." High-yield bonds are debt securities rated below BBB by Standard & Poor's Corporation or Baa3 by
Moody's Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization).
To the extent that the Fund invests in high-yield bonds, it takes on certain risks:

   * the risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

   * issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

WHEN-ISSUED SECURITIES- The Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

ZERO-COUPON BONDS- The Fund may invest in bonds in which no periodic coupon is paid over the life of the contract.
Instead, both the principal and the interest are paid at the maturity date. If it is a deep discounted bond, the gain is subject to income tax.

STEP-UP COUPON BONDS- The Fund may invest in bonds that pay a lower coupon rate for an initial period, and then increase to a higher coupon rate.

A FEW WORDS ABOUT RISK
----------------------
In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan.
The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

   *  Despite statistics, the risks of any
      action are different for every person and may change as a person's circumstances change;

   *  Everybody's perception of reward is
      different; and

   *  High risk does not in itself imply high
      reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the RISK PREMIUM.

The RISK PREMIUM for any investment is the extra return, over the available risk-free return, that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S.
Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

The principal risks of investing in the Fund are detailed in the Risk/Return Summary. The following are descriptions of some of the additional risks that the asset manager of the Fund may take to earn investment returns.

This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

MARKET RISK
-----------
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

REINVESTMENT RISK
-----------------
As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.
Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SPECIFIC RISK
-------------
This is the risk that any particular security will drop in price due to adverse effects on a specific business.
Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

ABOUT YOUR INVESTMENT
---------------------

YOUR ACCOUNT
------------
As an investor, you pay no sales charges to invest in the Fund and you pay no charges to transfer within the Fund family or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the NET ASSET VALUE PER SHARE (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the "NYSE") is open for trading.
The NAV is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding.
The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are primarily traded. THEREFORE, THE FUND'S NAV MAY BE IMPACTED ON DAYS
WHEN INVESTORS MAY NOT BE ABLE TO PURCHASE OR REDEEM FUND
SHARES.

The Fund's investments are valued based on market values.
If market quotations are not readily available for any security, the value of the security will be based on an evaluation of its fair value, pursuant to procedures established by the Board of Trustees.

MINIMUM INVESTMENTS IN THE FUND
-------------------------------
Cash investments in the Fund must be in U.S. dollars.
Third-party checks which are under $10,000 and are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Fund or the Custodian Bank will be accepted.

The following table provides the minimum initial and additional investments in the Fund directly or through
ManagersChoice:

                             TOTAL RETURN FUND               MANAGERSCHOICE
                         -------------------------     -------------------------
                         INITIAL        ADDITIONAL     INITIAL        ADDITIONAL
                         INVESTMENT     INVESTMENT     INVESTMENT     INVESTMENT
                         ----------     ----------     ----------     ----------
Regular Accounts           $2,000          $100          $50,000          $500
Traditional IRA             1,000           100           50,000           500
ROTH IRA                    1,000           100           50,000           500
Education Savings Account   1,000           100              N/A           N/A
SEP IRA                     1,000           100           50,000           500
SIMPLE IRA                  1,000           100           50,000           500


The Fund or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other fund distribution organization rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account.
Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An EDUCATION SAVINGS ACCOUNT is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses. (Also known as a Coverdell Education
Savings Account)

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee's account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES
----------------------

           Managers Trust II                                   ManagersChoice
By Mail    ---------------------------------------------       -------------------------------------------
           To open your account, complete and sign the         To open your account, complete and sign the
           account application and make your check             account application and make your check
           payable to The Managers Funds. Mail the check       payable to The Managers Funds. Mail the
           and account application to:                         check and account application to:

           The Managers Funds                                  The Managers Funds
           c/o BFDS, Inc.                                      c/o PFPC Brokerage Services, Inc.
           P.O. Box 8517                                       P.O. Box 9847
           Boston, MA 02266-8517                               Pawtucket, RI 02940-8047

           To purchase additional shares, write a letter of    To purchase additional shares, write a letter of
           instruction (or complete your investment stub).     instruction (or complete your investment stub).
           Send a check and investment stub or written         Send a check and investment stub or written
           instructions to the above address. Please include   instructions to the above address. Please
           your account number and Fund name on your           include your account number and Portfolio name
           check.                                              on your check.

By
Telephone  After establishing this option on your account,     After establishing this option on your account,
           call the Fund (800) 252-0682. The minimum           call a client service representative at (800) 358-
           additional investment is $100.                      7668. The minimum additional investment is $500.
By Wire

           Call the Fund at (800) 252-0682. Instruct your      Call the Fund at (800) 358-7668. Instruct your
           bank to wire the money to State Street Bank and     bank to wire the money to Boston Safe Deposit
           Trust Company, Boston, MA 02101; ABA                and Trust; ABA #011-001234; BFN-The Managers
           #011000028; BFN-The Managers Funds A/C              Funds A/C 04-5810, FBO Shareholder name,
           9905-001-5, FBO shareholder name, account           account number and Portfolio name. Please be
           number and Fund name. Please be aware that          aware that your bank may charge you a fee for
           your bank may charge you a fee for this service.    this service.

By         If your account has already been established, see   Not available
Internet   our website at http://www.managersfunds.com. The
           minimum additional investment is $100.

NOTE:	IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY
CHECK, THE FUND MAY HOLD THE PROCEEDS OF YOUR
REDEMPTION FOR UP TO 15 CALENDAR DAYS TO ENSURE THAT
THE CHECK HAS CLEARED.

HOW TO SELL SHARES
------------------
You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund's Transfer Agent receives your order. The Fund's NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time.

           Managers Trust II                                    ManagersChoice
By Mail    -----------------------------------------------      --------------------------------------------------
           Write a letter of instruction containing:            Write a letter of instruction containing:
             - the name of the Fund(s)                            - the name of the Portfolio(s)
             - dollar amount or number of shares to be            - dollar amount or number of shares to be redeemed
               redeemed                                           - your name
             - your name                                          - your account number(s)
             - your account number(s)                             - signature(s) of all account owners
             - signatures of all account owners
           and mail the written instructions to The Managers    and mail the written instructions to The Managers
           Funds, c/o Boston Financial Data Services, Inc.,     Funds, c/o PFPC Brokerage Services, Inc., P.O.
           P.O. Box 8517, Boston, MA 02266-8517.                Box 9847, Pawtucket, RI 02940-8047

By
Telephone  After establishing this option on your account,      After establishing this option on your account, call
           call the Fund at (800) 252-0682.                     a client service representative at (800) 358-7668.

           Telephone redemptions are available only for         Telephone redemptions are available only for
           redemptions which are below $25,000.                 redemptions which are below $25,000 per Fund or
                                                                $100,000 per Portfolio.
By
Internet   See our website at http://www.managersfunds.com.     Not available.


NOTE:	IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK,
THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR
UP TO 15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS
CLEARED.

FOR THE MANAGERS FUNDS: Redemptions of $25,000 and over require a SIGNATURE GUARANTEE. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. A notary public CANNOT provide a signature guarantee. Each account holder's signature must be guaranteed.

FOR MANAGERSCHOICE: All redemptions greater than $100,000 per Portfolio or $25,000 per Fund must be in writing and require a MEDALLION GUARANTEE. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A guarantor institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

DISTRIBUTION PLAN
-----------------
The Fund has adopted a distribution plan to pay for the marketing of shares of the Fund. Under the plan, the Board of Trustees may authorize payments at an annual rate of up to 0.25% of the Fund's average daily net assets to the Distributor for providing distribution services.
Because fees for the marketing of the Fund's shares are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment in the Fund and may cost more than other types of sales charges. The Investment Manager reserves the right to waive and/or reimburse the Fund for fees under the distribution plan. No payments have been authorized under the plan to date, and no payments are expected to be authorized for the fiscal year ending March 31, 2003.

INVESTOR SERVICES
-----------------
AUTOMATIC REINVESTMENT PLAN Allows your dividends and capital gains distributions to be reinvested in additional shares of the Fund or another Fund in the Fund family. You can elect to receive cash.

AUTOMATIC INVESTMENTS Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

AUTOMATIC WITHDRAWALS Allows you to make automatic monthly withdrawals of $100 or more per Fund. Withdrawals are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the withdrawal will be completed on the next business day.

INDIVIDUAL RETIREMENT ACCOUNTS Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

EXCHANGE PRIVILEGE Allows you to exchange your shares of the Fund for shares of another fund in the Managers Funds family of funds. There is no fee associated with the Exchange Privilege. Be sure to read the Prospectus for any fund that you wish to exchange into. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. NOTE:
Individual Fund exchanges are not permitted in the ManagersChoice Program. Please consult your investment advisor for more details.

SYSTEMATIC PURCHASE PLAN Allows you to make automatic monthly deposits of $500 or more per ManagersChoice account directly from a designated bank account.

MANAGERSCHOICE STATEMENT FEE An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of The Managers Funds LLC.

SYSTEMATIC WITHDRAWAL PLAN Allows you to make automatic monthly deductions of $500 or more per account from a designated bank account into a ManagersChoice account.

OTHER OPERATING POLICIES
------------------------
The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund reserve the right to:

   * redeem an account if the value of the account falls below $500 due to redemptions;

   * suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission

   * change the minimum investment amounts;

   * delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

   * make a redemption-in-kind (a payment in portfolio securities instead of in cash);

   * refuse a purchase order for any reason;

   * refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading
     (to be determined in our discretion); and

   * terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions.

ACCOUNT STATEMENTS
------------------
You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV, detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive a confirmation after each trade executed in your account.


DIVIDENDS AND DISTRIBUTIONS
---------------------------
Income dividends, if any, for the Fund, are normally declared and paid monthly. Capital gain distributions, if any, are normally declared and paid annually in December.

TAX INFORMATION
---------------
Please be aware that the following tax information is general and refers only to the provisions of the Internal
Revenue Code of 1986, as amended, which are in effect as of the date of this Prospectus. You should consult a tax consultant about the status of your distributions from the Fund.

All income dividends and short-term capital gain distributions are generally taxable to you as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the first Fund's shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires a Fund to withhold taxes on distributions paid to shareholders who:

   * fail to provide a social security number or taxpayer identification number;

   * fail to certify that their social security number or taxpayer identification number is correct; or

   * fail to certify that they are exempt from withholding.

APPENDIX A
----------

DESCRIPTION OF INDEX
--------------------

LEHMAN BROTHERS U.S. AGGREGATE INDEX ("Aggregate Index").
The Lehman Brothers U.S. Aggregate Index is designed to be representative of the taxable U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

FOR MORE INFORMATION
--------------------
Additional information about the Fund, including the Statement of Additional Information, is available to you without charge and may be requested as follows:

By Telephone:     1-800-835-3879

By Mail:          The Managers Funds
                  40 Richards Avenue
                  Norwalk, CT  06854

On the Internet:  Electronic copies are
                  available on our website at
                  http://www.managersfunds.com

A current Statement of Additional Information for the Fund is on file with the Securities and Exchange Commission and is incorporated by reference (legally part of this Prospectus). Text-only copies are also available on the EDGAR database of the SEC's website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C.
20549-0102. Information about the Fund may also be reviewed and copied at the SEC's Public Reference Room.
Call (202) 942-8090 for information on the operation of the SEC's Public Reference Room.


INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-6431.

                  THE MANAGERS FUNDS

                   MANAGERS TRUST II

                TOTAL RETURN BOND FUND
                ----------------------

          STATEMENT OF ADDITIONAL INFORMATION

               DATED DECEMBER 20, 2002
------------------------------------------------------------------
You can obtain a free copy of the Prospectus of the Fund by calling The Managers Funds LLC at (800) 835-3879. The Prospectus provides the basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund's Prospectus.

                  TABLE OF CONTENTS
                  -----------------
                                                          Page
                                                          -----
GENERAL INFORMATION                                         3

INVESTMENT OBJECTIVES AND POLICIES                          3
  Investment Techniques and Associated Risks                3
  Diversification Requirements for the Fund                 8
  Fundamental Investment Restrictions                       8
  Temporary Defensive Position                              9
  Portfolio Turnover                                        9
  Trustees' Compensation                                    15

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES         15
  Management Ownership                                      15

MANAGEMENT OF THE FUND                                      15
  Investment Manager                                        15
  Compensation of Investment Manager and Sub-Adviser        16
  Fee Waivers and Expense Limitations                       16
  Investment Management and Sub-Advisory Agreements         17
  Custodian                                                 19
  Transfer Agent                                            19
  Independent Public Accountants                            19

BROKERAGE ALLOCATION AND OTHER PRACTICES                    20

PURCHASE, REDEMPTION AND PRICING OF SHARES                  20
  Purchasing Shares                                         20
  Redeeming Shares                                          21
  Exchange of Shares                                        22
  Net Asset Value                                           22
  Dividends and Distributions                               22

CERTAIN TAX MATTERS                                         23
  Federal Income Taxation of Fund-in General                23
  Taxation of the Fund's Investments                        23
  Foreign Shareholders                                      25
  State and Local Taxes                                     26
  Other Taxation                                            26

PERFORMANCE DATA                                            26
  Total Return                                              27
  Additional Information                                    31


                       GENERAL INFORMATION
                       -------------------

This Statement of Additional Information relates to MANAGERS
TOTAL RETURN BOND FUND (the "Total Return Bond Fund" and the
"Fund"). The Fund is a series of shares of beneficial interest of MANAGERS TRUST II, a no-load mutual fund family formed as a Massachusetts business trust (the "Trust"). The Trust was organized on October 3, 1991.

This Statement of Additional Information describes the management and operation of the Fund, as well as the Fund's investment objectives and policies. It should be read in conjunction with the Fund's current Prospectus. The Trust's executive office is located at 40 Richards Avenue, Norwalk, CT 06854.

The Managers Funds LLC, a subsidiary of Affiliated Managers
Group, Inc., serves as investment manager to the Fund and is responsible for the Fund's overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the "Trustees"), an independent asset manager (a "Sub-Adviser") to manage the Fund's investment portfolio. The Managers Funds LLC (the "Investment Manager") also monitors the performance, security holdings and investment strategies of the independent, external Sub-Adviser and researches any potential new Sub-Advisers for the Fund family.

  Investments in the Fund are not:

  *  Deposits or obligations of any bank;
  *  Guaranteed or endorsed by any bank; or
  *  Federally insured by the Federal Deposit Insurance
     Corporation, the Federal Reserve Board
     or any other federal agency.


             INVESTMENT OBJECTIVES AND POLICIES
             ----------------------------------
The following is additional information regarding the investment policies used by the Fund in an attempt to achieve its investment objectives. The Fund is an open-end, diversified management investment company.

The Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds. The Fund may not change the policy without providing shareholders at least 60 days' prior written notice.

INVESTMENT TECHNIQUES AND ASSOCIATED RISKS
------------------------------------------
The following are descriptions of the types of securities that may be purchased by the Fund.

(1) ASSET-BACKED SECURITIES. The Fund may invest in securities referred to as asset-backed securities. These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to additional risks.
These risks are limited to the security interest in the collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

(2) CASH EQUIVALENTS. The Fund may invest in cash equivalents. Cash equivalents include, but are not limited to, certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

BANKERS ACCEPTANCES. The Fund may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become "accepted" when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. dollars and are "accepted" by foreign branches of major U.S. commercial banks.

CERTIFICATES OF DEPOSIT. The Fund may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines which have been approved by the Investment Manager. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate.
This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Fund enter into repurchase agreements for more than seven (7) days.

Repurchase agreements could have certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by the Fund may be delayed or limited.

(3) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Fund will establish and maintain a separate account with the custodian that contains a segregated portfolio of securities in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(4) EURODOLLAR BONDS. The Fund may invest in Eurodollar bonds. Eurodollar bonds are bonds issued outside the U.S. which are denominated in U.S. dollars.

EUROPEAN CURRENCY UNIT BONDS.  The Fund may invest in
European Currency Unit Bonds. European Currency Unit Bonds are bonds denominated in European Currency Units ("ECU"s). An ECU is a basket of European currencies which contains the currencies of ten members of the European Community. It is used by members of the European Community to determine their official claims and debts. The ECU may fluctuate in relation to the daily exchange rates of its member's currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell securities of foreign countries. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and date.
 The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be referred to as a "cross-currency" contract. A cross-currency contract is a contract which is denominated in another currency other than in U.S. dollars.

In such a contract, the Fund's custodian will segregate cash or marketable securities in an amount not less than the value of a Fund's total assets committed to these contracts. Generally, the Fund will not enter into contracts that are greater than ninety
(90) days.

Forward foreign currency contracts have additional risks. It may be difficult to determine the market movements of the currency. The value of the Fund's assets may be adversely affected by changes in foreign currency exchange rates and regulations and controls on currency exchange. Therefore, the Fund may incur costs in converting foreign currency.

If the Fund engages in an offsetting transaction, the Fund will experience a gain or a loss determined by the movement in the contract prices. An "offsetting transaction" is one where the Fund enters into a transaction with the bank upon maturity of the original contract. The Fund must sell or purchase on the same maturity date as the original contract the same amount of foreign currency as the original contract.

(5) FUTURES CONTRACTS. The Fund may, but is not required to, buy and sell futures contracts to protect the value of the Fund's portfolio against changes in the prices of the securities in which it invests. When the Fund buys or sells a futures contact, the Fund must segregate cash and/or liquid securities equivalent to the value of the contract.

There are additional risks associated with futures contracts.
It may be impossible to determine the future price of the securities, and securities may not be marketable enough to close out the contract when the Fund desires to do so.

INTEREST RATE FUTURES CONTRACTS. The Fund may enter into interest rate futures contracts. An interest rate futures contract is an agreement for the Fund to buy or sell fixed-income securities at a mutually agreed upon date and price. Interest rate futures contracts are often used to hedge against anticipated changes in the level of interest rates. When the Fund enters into this type of contract, the Fund makes a deposit called an "initial margin." This initial margin must be equal to a specified percentage of the value of the contract. The rest of the payment is made when the contract expires.

(6) ILLIQUID SECURITIES, PRIVATE PLACEMENTS AND CERTAIN UNREGISTERED SECURITIES. The Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. The Fund may not acquire illiquid holdings if, as a result, more than 15% of the Fund's net assets would be in illiquid investments.
Subject to this limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act") and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered "illiquid" if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in the Fund's portfolio. The price the Fund's portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuations of these securities will reflect any limitations on their liquidity.

The Fund may purchase Rule 144A securities eligible for sale without registration under the 1933 Act. These securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investors should be aware that the Fund may be subject to a risk if the Fund should decide to sell these securities when a buyer is not readily available and at a price which the Fund believes represents the security's value. In the case where an illiquid security must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Therefore, a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than was available when it had first decided to sell the security.

(7)  INVERSE FLOATING OBLIGATIONS.  The Fund may invest up to
25% of its total assets in inverse floating obligations. Inverse floating obligations, also referred to as residual interest bonds, are variable rate securities which have interest rates that decline when market rates increase and vice versa. They are typically purchased directly from the issuing agency.

There are additional risks associated with these obligations. They may be more volatile than fixed-rate securities, especially in periods where interest rates are fluctuating. In order to limit this risk, the Sub-Adviser(s) may purchase inverse floaters that have a shorter maturity or contain limitations on their interest rate movements.

(8) INVESTMENT COMPANY SECURITIES. The Fund may purchase shares of other investment companies to the extent permitted by the 1940 Act.

(9) MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities. Mortgage-related securities, also known as "pass-throughs," are certificates that are issued by governmental, government-related or private organizations. They are backed by pools of mortgage loans and provide investors with monthly payments.

There are additional risks associated with mortgage-related securities such as prepayment risk. Pools that are created by non-government issuers generally have a higher rate of interest than those pools that are issued by the government. This is because there is no guarantee of payment associated with non-government issuers. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages of the pools. The following are types of mortgage-related securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMO"s). CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, the Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests.

Some mortgage-related securities have "Interest Only" or "IOs" where the interest goes to one class of holders and "Principal Only" or "POs" where the principal goes to a second class of holders. In general, the Fund treats IOs and POs as subject to the restrictions that are placed on illiquid investments, except if the IOs or POs are issued by the U.S. government.

GNMA MORTGAGE PASS-THROUGH CERTIFICATES. The Fund may invest in GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders. Ginnie Maes are highly liquid and the market for these certificates is very large.

FNMA GUARANTEED MORTGAGE PASS-THROUGH CERTIFICATE.   The
Fund may invest in FNMA Mortgage Pass-Through Certificates
("Fannie Maes").    Fannie Maes are undivided interests in a pool
of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and do not receive the full faith and credit of the United States.

(10) MUNICIPAL BONDS. The Fund may invest in three types of municipal bonds: General obligation bonds, Revenue bonds and Industrial development bonds. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects.
 Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal taxes. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing.

(11)  OBLIGATIONS OF DOMESTIC AND FOREIGN BANKS.  The
Fund may enter into obligations of domestic and foreign banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(12)  OPTION CONTRACTS.

DEALER OPTIONS.  The Fund may use Dealer Options.  Dealer
Options are also known as Over-the-Counter options ("OTC"). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated.
 The bank's creditworthiness and financial strength are judged by the Sub-Adviser and must be determined to be as good as the creditworthiness and strength of the banks to whom the Fund lends its portfolio securities.

PUTS AND CALLS. The Fund may buy puts and calls on individual bonds and on interest rate futures contracts. The Fund's purpose in buying these puts and calls is to protect itself against an adverse affect in changes of the general level of market prices in which the Fund operates. A put option gives the buyer the right upon payment to deliver a security or contract at an agreed upon date and price. A call option gives the buyer the right upon payment to ask the seller of the option to deliver the security or contract at an agreed upon date and price.

(13) SECURITIES LENDING. The Fund may make secured loans of its securities amounting to not more than 331/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent.

The Fund retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

(14) SEGREGATED ACCOUNTS. The Fund will establish a segregated account with its custodian after it has entered into either a repurchase agreement or certain options, futures and forward contracts. The segregated account will maintain cash and/or liquid securities that are equal in value to the obligations in the agreement.

(15)  SHORT SALES.  The Fund may enter into short sales.  A
Fund enters into a short sale when it sells a security that it does not own. A broker retains the proceeds of the sales until the Fund replaces the sold security. The Fund arranges with the broker to borrow the security. The Fund must replace the security at its market price at the time of the replacement. As a result, the Fund may have to pay a premium to borrow the security and the Fund may, but will not necessarily, receive any interest on the proceeds of the sale. The Fund must pay to the broker any dividends or interest payable on the security until the security is replaced. Collateral, consisting of cash, or marketable securities, is used to secure the Fund's obligation to replace the security. The collateral is deposited with the broker. If the price of the security sold increases between the time of the sale and the time the Fund replaces the security, the Fund will incur a loss. If the price declines during that period, the Fund will realize a capital gain. The capital gain will be decreased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. The loss will be increased by the amount of transaction costs and any premiums, dividends or interest the Fund will have to pay in connection with the short sale. For tax planning reasons, the Fund may also engage in short sales with respect to a security that the Fund currently holds or has a right to acquire, commonly referred to as a "short against the box."

(16) U.S. TREASURY SECURITIES. The Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

ADDITIONAL U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments.

The securities which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(17)  VARIABLE RATE SECURITIES.    The Fund may invest in
variable rate securities. Variable rate securities are debt securities which do not have a fixed coupon rate. The amount of interest to be paid to the holder is typically contingent on another rate ("contingent security") such as the yield on 90-day Treasury bills. Variable rate securities may also include debt securities which have an interest rate which resets in the opposite direction of the rate of the contingent security.

(18) WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to the Fund until a settlement takes place. At the time the Fund makes a commitment to purchase securities on a when-issued basis, the Fund will record the transaction, reflect the daily value of the securities when determining the net asset value of the Fund, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction.
 At the time of settlement, a when-issued security may be valued below the amount of the purchase price.

To facilitate these transactions, the Fund will maintain a segregated account with the custodian that will include cash, or marketable securities, in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, the Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Fund to hedge against unanticipated changes in interest rates.

DIVERSIFICATION REQUIREMENTS FOR THE FUND
-----------------------------------------
The Fund intends to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

At the time the Fund invests in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by Standard & Poor's Ratings Group ("S&P") or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or the Sub-Adviser(s).

LOWER-RATED DEBT SECURITIES
---------------------------
The Fund may invest in debt securities that are rated Bb by S&P or Ba by Moody's (or a similar rating by any nationally recognized statistical rating organization) or lower. Such securities are frequently referred to as "junk bonds." Junk bonds are more likely to react to market developments affecting market and credit risk than more highly rated debt securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------
The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

     The Fund may NOT:

(1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

(2)  Borrow money, except (i) in amounts not to exceed 33
1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4)  Purchase or sell real estate, except that the Fund may
(i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell physical commodities, except that the Fund may purchase or sell options and futures contracts thereon.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements and (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Such concentration may occur incidentally as a result of changes in the market value of portfolio securities, but such concentration may not result from investment. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this restriction.

(8) Purchase from or sell portfolio securities to its officers, trustees or other "interested persons" (as defined in the l940 Act) of the Fund, including its portfolio managers and their affiliates, except as permitted by the l940 Act.

Unless otherwise provided, for purposes of investment restriction (7) above, relating to industry concentration, the term "industry" shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

TEMPORARY DEFENSIVE POSITION
----------------------------
The Fund may, at the discretion of its Sub-Adviser(s), invest up to 100% of its assets in cash for temporary defensive purposes. This strategy may be inconsistent with the Fund's principal investment strategies and may be used in an attempt to respond to adverse market, economic, political or other conditions. During such a period, the Fund may not achieve its investment objective.

PORTFOLIO TURNOVER
------------------
Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund's investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Fund.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

                    TRUSTEES AND OFFICERS
                    ---------------------

TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed for cause by the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

The President, Treasurer and Secretary of the Trust are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.

INDEPENDENT TRUSTEES
--------------------



                POSITION(S) HELD   PRINCIPAL      NUMBER OF          OTHER
                WITH FUND AND      OCCUPATIONS  FUNDS IN FUND     DIRECTORSHIPS
                LENGTH OF TIME     DURING PAST  COMPLEX OVERSEEN    HELD BY
NAME AND AGE        SERVED          5 YEARS         BY TRUSTEE   TRUSTEE/OFFICER
------------    ----------------   -----------  ---------------- ---------------
Jack W. Aber    Trustee            Professor of       22         Director of
DOB:  9/9/37    since 2002         Finance,                      Appleton
                                   Boston                        Growth Fund
                                   University
                                   School of                     Director of
                                   Management                    Third Avenue
                                  (1972-Present)                 Trust

--------------------------------------------------------------------------------
William E.      Trustee           President and       22         Director of
                                                                 Third Avenue
Chapman, II     since 2002        Owner, Longboat                Trust
DOB: 9/23/41                      Retirement
                                  Planning
                                  Solutions
                                  (1998-Present);
                                  Hewitt
                                  Associates,
                                  LLC (part time)
                                  (provider of
                                  Retirement and
                                  Investment
                                  Education
                                  Seminars);
                                  President,
                                  Retirement
                                  Plans Group,
                                  Kemper Funds
                                  (1990-1998)
--------------------------------------------------------------------------------
Edward J.       Trustee           Partner,            22         Director of
Kaier           since 2002        Hepburn                        Third Avenue
DOB: 9/23/45                      Willcox                        Trust
                                  Hamilton &
                                  Putnam (1977-
                                  Present)
--------------------------------------------------------------------------------
                              10

--------------------------------------------------------------------------------
Madeline H.     Trustee                               14         None
McWhinney       since 2002        Member,
DOB: 3/11/22                      Investment
                                  Committee, New
                                  Jersey Supreme
                                  Court (1990-
                                  Present);
                                  Member,
                                  Advisory Board
                                  on Professional
                                  Ethics, New
                                  Jersey Supreme
                                  Court (1983-
                                  1998);
                                  President,
                                  Dale, Elliott
                                  & Company, Inc.
                                  (Management
                                  Consultant)
                                  (1977-1994)
-------------------------------------------------------------------------------
Steven J.        Trustee          Executive Vice      14         None
Paggioli         since 2002       President,
DOB: 4/3/50                       Secretary and
Director,                         Investment
                                  Company
                                  Administration,
                                  LLC (1990-Present);
                                  Trustee,
                                  Professionally
                                  Managed
                                  Portfolios,
                                  (1991-Present);
                                  Consultant,
                                  formerly
                                  Executive Vice
                                  President and
                                  Director, The
                                  Wadsworth Group
                                  (1986-2001); Vice
                                  President,
                                  Secretary and
                                  Director, First
                                  Fund Distributors,
                                  Inc. (1991-2001)
--------------------------------------------------------------------------------
Eric Rakowski     Trustee         Professor,         22          Director of
DOB: 6/5/58       since 2002      University of                  Third Avenue
                                  California at                  Trust
                                  Berkeley
                                  School of Law
                                  (1990-Present);
                                  Visiting Professor,
                                  Harvard Law
                                  School (1998-
                                  1999)
--------------------------------------------------------------------------------
Thomas R.          Trustee        Professor of       14          None
Schneeweis         since 2002     Finance,
DOB: 5/10/47                      University of
                                  Massachusetts
                                  (1985-Present);
                                  Managing
                                  Director,
                                  CISDM at the
                                  University of
                                  Massachusetts,
                                  (1994-Present);
                                  President and
                                  Chief Executive
                                  Officer,
                                  Schneeweis
                                  Partners, LLC
                                  (2001-Present)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES (1)
-----------------------



                POSITION(S) HELD   PRINCIPAL        NUMBER OF        OTHER
                WITH FUND AND      OCCUPATIONS   FUNDS IN FUND     DIRECTORSHIPS
                LENGTH OF TIME     DURING PAST   COMPLEX OVERSEEN    HELD BY
NAME AND AGE        SERVED          5 YEARS         BY TRUSTEE   TRUSTEE/OFFICER
------------    ----------------   -----------  ---------------- ---------------
Sean M. Healey    Trustee          President and        22            None
DOB: 5/9/61       since 2002       Chief Operating
                                   Officer,
                                   Affiliated
                                   Managers
                                   Group, Inc.
                                   (1999-Present);
                                   Director,
                                   Affiliated
                                   Managers Group,
                                   Inc. (2001-
                                   Present);
                                   Executive Vice
                                   President,
                                   Affiliated
                                   Managers Group,
                                   Inc. (1995-
                                   1999); Vice
                                   President,
                                   Goldman, Sachs &
                                   Company (1987-
                                   1995)
--------------------------------------------------------------------------------
Peter M.          Trustee          President and        22            None
Lebovitz          since 2002,      Chief Executive
DOB: 1/18/55      President        Officer, The
                  since 2002       Managers Funds
                                   LLC (1999-
                                   Present);
                                   President,
                                   Managers
                                   Distributors,
                                   Inc. (2000-
                                   Present);
                                   Director of
                                   Marketing, The
                                   Managers Funds,
                                   LP (1994-1999);
                                   Director of
                                   Marketing,
                                   Hyperion Capital
                                   Management, Inc.
                                   (1993-1994);
                                   Senior Vice
                                   President,
                                   Greenwich Asset
                                   Management, Inc.
                                   (1989-1993)
--------------------------------------------------------------------------------

OFFICERS
--------


                               POSITION(S) HELD            PRINCIPAL
                                 WITH FUND AND            OCCUPATIONS
                                 LENGTH OF TIME           DURING PAST
NAME AND AGE                         SERVED                 5 YEARS
------------                    ----------------          -----------
Donald S. Rumery                   Treasurer           Director, Finance and
DOB: 5/29/58                       since 2002          Planning, The Managers
                                                       Funds LLC, (1994-
                                                       Present); Treasurer and
                                                       Chief Financial Officer,
                                                       Managers Distributors,
                                                       Inc. (2000-Present);
                                                       Treasurer, The Managers
                                                       Funds (10 portfolios);
                                                       Secretary and Treasurer
                                                       of Managers Trust I (1
                                                       portfolio) and Managers
                                                       Trust II (3 portfolios)
--------------------------------------------------------------------------------
Galan G. Daukas                  Chief Financial       Chief Operating Officer, The
DOB:  10/24/63                   Officer since 2002    Managers Funds LLC (2002-
                                                       Present); Chief Operating
                                                       Officer and Chairman of the
                                                       Management Committee, Harbor
                                                       Capital Management Co., Inc.
                                                       (2000-2002); Chief Operating
                                                       Officer, Fleet Investment
                                                       Advisors (1992-2000)
--------------------------------------------------------------------------------

(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

TRUSTEE SHARE OWNERSHIP
-----------------------


                          Dollar Range of Equity       Aggregate Dollar Range
                          Securities in the Fund       of Equity Securities in
                          Beneficially Owned as of     All Registered Investment
                          December 31, 2001 (1)        Companies Overseen by
                                                       Trustee in Family of
                                                       Investment Companies (2)
                                                       Beneficially Owned as of
                                                       December 31, 2001
--------------------------------------------------------------------------------
Independent Trustees:
--------------------
Jack W. Aber                      None                 $50,001 to $100,000
William E. Chapman, II            None                     Over $100,000
Edward J. Kaier                   None                     Over $100,000
Madeline H. McWhinney             None                 $50,001 to $100,000
Steven J. Paggioli                None                     Over $100,000
Eric Rakowski                     None                     $1 to $10,000
Thomas R. Schneeweis              None                         None
--------------------------------------------------------------------------------
Interested Trustees:
-------------------
Sean M. Healey                    None                 $50,001 to $100,000
Peter M. Lebovitz                 None                 Over $100,000
--------------------------------------------------------------------------------

(1)  The Fund commenced operations on December 20, 2002.

(2)  The Family of Investment Companies consists of The Managers
     Funds, Managers AMG Funds, Managers
     Trust I, and Managers Trust II.

AUDIT COMMITTEE
---------------
The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants, (d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

TRUSTEES' COMPENSATION
----------------------


                                                                       Total Compensation
                                                                       from the Aggregate
                            Aggregate                                    Funds and the
Name of                   Compensation	      Aggregate Compensation      Fund Complex
Trustee	                 from the Fund(a)        From the Trust (a)     Paid to Trustees (b)
-------                  -------------------   ---------------------    -------------------
Independent Trustees:
----------------------
Jack W. Aber                  $39                    $29,000                  $29,039
William E. Chapman, II         39                     28,500                   28,539
Edward J. Kaier                39                     29,000                   29,039
Madeline H. McWhinney          39                     28,500                   28,539
Steven J. Paggioli             39                     24,500                   24,539
Eric Rakowski                  39                     24,500                   24,539
Thomas R. Schneeweis           39                     24,500                   24,539

Interested Trustees:
--------------------
Sean M. Healey                None                     None                      None
Peter M. Lebovitz             None                     None                      None


----------------------------------------
(a)  Compensation is estimated for the Fund's fiscal year ended
     March 31, 2003.

(b) Total compensation includes estimated compensation to be paid during the 12-month period ended March 31, 2003 for services as Trustees of The Managers Funds, Managers AMG Funds, The Managers Trust I and/or The Managers Trust II. The Trust does not provide any pension or retirement benefits for the Trustees.


         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
         ---------------------------------------------------

CONTROL PERSONS
---------------
As of December 20, 2002, through its ownership of 100% of the shares of the Fund, Affiliated Managers Group, Inc. ("AMG") "controlled" (within the meaning of the 1940 Act) the Fund. An entity or person that "controls" the Fund could have effective voting control over the Fund. No other person or entity owned shares of the Fund.

PRINCIPAL HOLDERS OF SECURITIES
-------------------------------
As of December 20, 2002, no persons or entities owned more than 5% of the outstanding shares of the Fund.


MANAGEMENT OWNERSHIP
--------------------
As of December 20, 2002, all management personnel (i.e.,
Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of the Fund.

                     MANAGEMENT OF THE FUNDS
                     -----------------------

INVESTMENT MANAGER AND SUB-ADVISER
----------------------------------
The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. The Managers Funds LLC serves as investment manager to the Fund pursuant to the Fund Management Agreement (the "Fund Management Agreement"). Managers Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The Managers Funds LLC, serves as the distributor of the Fund.
 The Managers Funds LLC is a subsidiary of AMG which serves as the Managing Member of The Managers Funds LLC. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

The assets of the Fund are managed by the Sub-Adviser. The Investment Manager serves as administrator of the Fund and carries out the daily administration of the Trust and the Fund. The Investment Manager has retained the services of a Sub-Adviser to manage the Fund's assets by entering into an advisory agreement with the Sub-Adviser known as a "Sub-Advisory Agreement." The Sub-Adviser is Merganser Capital Management LP ("Merganser"). Merganser is a money management firm involved in (1) money management for separate accounts such as corporate accounts and endowments, (2) portfolio management for other investment companies, and (3) fixed-income investments. Merganser specializes in fixed-income investments, interest rate risk management, and emphasis on relative value and sector/security selection. As of September 30, 2002, Merganser advised, or managed on a discretionary basis, assets totaling over $4 billion. Merganser has managed the assets of the Fund since its inception in 2002.

Merganser has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies and restrictions. Generally, the services which Merganser provides to the Fund are limited to asset management and related recordkeeping services. Merganser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

Merganser may execute portfolio transactions for the Fund and receive brokerage commissions, or markups, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the terms of any exemptive order issued by the SEC.
 Merganser does not have any affiliated broker dealers and does not expect to receive any brokerage commissions, or markups, in connection with any transaction.

COMPENSATION OF INVESTMENT MANAGER AND MERGANSER
------------------------------------------------
As compensation for the investment management services rendered and related expenses under the Fund Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Sub-Advisory Agreement, the Investment Manager has agreed to pay Merganser 0.25% (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the Fund, which is also computed daily and paid quarterly based on the average daily net assets that the Sub-Adviser manages. The fee paid to Merganser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

FEE WAIVERS AND EXPENSE LIMITATIONS
-----------------------------------
The Investment Manager has contractually agreed to limit total annual Fund operating expenses (exclusive of brokerage costs, taxes, interest, Rule 12b-1 fees and extraordinary items) to 0.99% through at least August 1, 2004, subject to later reimbursement by the Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See "Managers Trust II" in the Prospectus for further information. The Investment Manager may waive all or a portion of its fees from the Fund or reimburse expenses to the Fund for a variety of reasons, including attempting to make the Fund's performance more competitive as compared to similar funds.

CAPITAL STRUCTURE
-----------------
Managers Trust II is a Massachusetts business trust.
Managers Trust II was organized under an Agreement and Declaration of Trust dated October 3, 1991 (under the name Smith
Breeden Series Fund). A copy of the Agreement, which is governed by Massachusetts law, is on file with the Secretary of the Commonwealth of Massachusetts.

The Trustees have the authority to issue shares in an unlimited number of series of the Trust. The Fund's shares may be further divided into classes. The assets and liabilities of the Fund will be separate and distinct. All shares when issued are fully paid, non-assessable and redeemable, and have equal voting, dividend and liquidation rights.

Shareholders of the Fund of the Trust will vote together in electing the Trust's Trustees and in certain other matters. Shareholders should be aware that the outcome of the election of trustees and of certain other matters for their trust could be controlled by the shareholders of another fund. The shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of the trustees can elect 100% of the Trustees if they choose to do so.

The Trust is not required to hold annual meetings of its shareholders. However, shareholders of the Trust have the right to call a meeting to take certain actions as provided in the Declaration of Trust. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider such actions, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. This is not the case for a Massachusetts business corporation. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both (i) any liability was greater than the Fund's insurance coverage and (ii) the Fund itself was unable to meet its obligations.

FUND MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-------------------------------------------
The Managers Funds LLC serves as investment manager to the Fund pursuant to the Fund Management Agreement. The Fund
Management Agreement permits the Investment Manager to, from time to time, engage one or more Sub-Advisers to assist in the performance of its services. Pursuant to the Fund Management
Agreement, the Investment Manager has entered into a Sub-Advisory
Agreement with Merganser.

The Fund Management Agreement and the Sub-Advisory
Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually by the Trustees of the Trust who are not parties to the agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Fund Management Agreement and the Sub-Advisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Sub-Advisory Agreement) by the Sub-Adviser on not more than 60 days' written notice to the other party and to the Fund. The Fund Management Agreement and the Sub-Advisory Agreements terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Fund Management Agreement provides that the Investment
Manager is specifically responsible for:

   * supervising the general management and investment of the assets and securities portfolio of the Fund;

   * providing overall investment programs and strategies for the Fund;

   * selecting and evaluating the performance of Sub-
     Advisers for the Fund and allocating the Fund's assets among these Sub-Advisers;

   * providing financial, accounting and statistical information required for registration statements and reports with the Securities and Exchange Commission;
     and

   * providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

The Fund pays all expenses not borne by the Investment
Manager or Sub-Adviser including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Sub-Adviser or their affiliates, other than affiliated registered investment companies.

The Sub-Advisory Agreement requires the Sub-Adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate a

Sub-Adviser to acquire for the Fund a position in any investment which any of the Sub-Adviser's other clients may acquire. The
Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

Although the Sub-Adviser makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of the Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a methodology considered equitable by the Sub-Adviser. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-------------------------------------------------------------
The Board of Trustees, including all of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), have approved the management agreement with the Manager and the sub-advisory agreement between the Manager and the Sub-Adviser relating to the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the agreements, the Trustees reviewed a variety of materials relating to the Fund, the Manager and the Sub-Adviser, including information about the projected expenses of the Fund and expense data for similar funds and applicable indices. The Trustees reviewed information provided by the Sub-Adviser relating to its operations, personnel, investment philosophy and investment strategies and techniques, as well as the performance of the Sub-Adviser in managing assets for its other advisory clients using similar investment strategies and techniques. The Trustees also reviewed the compliance capabilities of the Manager and the Sub-Adviser, including their personal trading policies and procedures. In addition, the Trustees reviewed the administrative capabilities of the Manager.

With respect to the Manager, the Trustees considered, among other things: (a) the nature and quality of the Manager's process for selecting Sub-Advisers; (b) the manner in which the Manager monitors the investment performance and consistency of investment approach of Sub-Advisers; (c) the Manager's administrative capabilities including its ability to supervise other Fund service providers; and (d) the Manager's compliance programs including those related to personal investing. The Trustees also considered the financial condition of the Manager and the undertakings provided by the Manager to maintain expense limitations for the Fund.

With respect to the Sub-Adviser, the Trustees considered, among other things: (i) the services to be rendered by the Sub-Adviser;
(ii) the qualification and experience of the Sub-Adviser's personnel; (iii) the Sub-Adviser's compliance programs including those related to personal investing; (iv) the fit between the particular investment strategy that the Sub-Adviser would use in managing the Fund (the "Investment Strategy") and the Fund's investment objective and policies; (v) the consistency of the Sub-Adviser's adherence to the Investment Strategy in managing accounts of its other advisory clients; (vi) the performance of the Sub-Adviser relative to other managers that employ similar investment strategies; and (vii) the Manager's Sub-Adviser search process and the Manager's recommendation regarding the Sub-Adviser.

In the course of their deliberations, the Trustees reached the following conclusions, among others: (A) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the management agreement;
(B) the Manager conducted a thorough, careful review of potential Fund Sub-Advisers; (C) the Sub-Adviser's personnel are well qualified to manage the fund's assets in accordance with the Fund's investment objectives and policies; (D) the Sub-Adviser maintains appropriate compliance programs; (E) the Investment Strategy is well suited to the Fund's investment objective and policies; (F) the Sub-Adviser is likely to execute the Investment Strategy in a consistent, disciplined manner over time; (G) the performance of the Sub-Adviser's accounts managed using the Investment Strategy compare favorably to that of other adviser's accounts managed in a similar fashion and to relevant indices, including the Fund's proposed benchmark; and (H) the Fund's projected advisory expenses compare favorably to those of similar funds and are reasonable in relation to the services to be provided by the Manager and the Sub-Adviser.

On the basis of the foregoing, the Trustees determined that approval of the management and sub-advisory agreements was advisable and recommended that the Fund's sole shareholder approve the agreements.

CODE OF ETHICS
--------------
The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the joint code of ethics of the Investment Manager and the Distributor (applicable to "access persons" of the Trust that are also employees of the Investment Manager and/or the Distributor). In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The restrictions also include a ban on trading securities based on information about the trading within the Fund. The Sub-Adviser has adopted a Code of Ethics regarding personal investing by its personnel pursuant to Rule 17j-1 under the 1940 Act.

ADMINISTRATIVE SERVICES DISTRIBUTION ARRANGEMENTS
-------------------------------------------------
Under an Administration and Shareholder Servicing Agreement between the Trust and the Investment Manager, the Investment Manager also serves as Administrator (the "Administrator") of the Trust. Managers Distributors, Inc. ("MDI") acts as the Distributor in connection with the offering of the Fund's shares on a no-load basis. The Distributor bears certain expenses associated with the distribution and sale of shares of the Fund. The Distributor acts as agent in arranging for the sale of the Fund's shares. Fund shares are sold without a sales load . The Fund has adopted a Rule 12b-1 Plan of Distribution. In accordance with the terms of the Plan of Distribution, the Fund may authorize payments to MDI at an annual rate of up to 0.25% of the average daily net assets of the Fund. MDI will use all or a portion of the amounts received under the Plan of Distribution to finance its distribution or servicing activities, including making payments to financial intermediaries that offer shares of the Fund to their clients through proprietary mutual fund "supermarkets" and similar platforms. The Trustees have not authorized the payment of any fees to date.

The Distribution Agreement between the Trust and the Distributor may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Fund Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

CUSTODIAN
---------
The Bank of New York (the "Custodian"), 100 Church Street,
New York, New York, is the Custodian for the Fund. It is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the names of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due the Fund with respect to portfolio securities and paying out monies of the Fund.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the Securities and Exchange
Commission.

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc., a subsidiary of State Street Bank and Trust Company, P.O. Box 8517, Boston, Massachusetts 02266-8517, is the transfer agent (the "Transfer Agent") for the Fund. PFPC Brokerage Services, P.O. Box 61487, King of Prussia, Pennsylvania 19406-0897, is the sub-transfer agent for the ManagersChoice asset allocation accounts.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent public accountant for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

            BROKERAGE ALLOCATION AND OTHER PRACTICES
            ----------------------------------------

The Sub-Advisory Agreement provides that the Sub-Adviser places all orders for the purchase and sale of securities which are held in the Fund's portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Adviser to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Adviser is authorized by the Trustees to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Adviser is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser. The Fund may purchase and sell portfolio securities through brokers who provide the Fund with research services.

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay its expenses. Consistent with its policy and principal objective of seeking best price and execution, the Sub-Adviser may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund.

The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

The fees of the Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services. Generally, a Sub-Adviser does not provide any services to the Fund except portfolio investment management and related recordkeeping services. The Investment Manager has directed the Sub-Adviser to employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

           PURCHASE, REDEMPTION AND PRICING OF SHARES
           ------------------------------------------

PURCHASING SHARES
-----------------
Investors may open accounts with the Fund through their financial planners or investment professionals, or by the Trust in circumstances as described in the current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before the close of business of the New York Stock Exchange (usually 4:00 p.m. New York Time), c/o Boston Financial Data Services, Inc. at the address listed in the current Prospectus on any Business Day will receive the net asset value computed that day. Orders received after that time from certain processing organizations, which have entered into special arrangements with the Investment Manager, will also receive that day's offering price. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of the Trust. The 15-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

REDEEMING SHARES
----------------
Any redemption orders received by the Trust before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. New York Time) on any Business Day will receive the net asset value determined at the close of regular trading on that Business Day.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Trust reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with the applicable rule of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder's taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder's account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

EXCHANGE OF SHARES
------------------
An investor may exchange shares of the Fund into any other fund in the Managers Funds family of funds without any charge. An investor may make such an exchange if following such exchange the investor would continue to meet the other fund's minimum investment amount. Shareholders should read the current Prospectus of the fund they are exchanging into. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. Shares are exchanged on the basis of the relative net asset value per share. Since exchanges are purchases of the fund being exchanged into and redemptions of the Fund, the usual purchase and redemption procedures and requirements apply to each exchange. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. Settlement on the shares of any series of the Trust will occur when the proceeds from redemption become available.
The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE
---------------
The Fund computes its net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may close for purchases and redemptions at such other times as may be determined by the Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of the Fund is equal to the Fund's net worth (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued at the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
The Fund declares and pays dividends and distributions as described in the current Prospectus. If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the check to the shareholder's address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

                      CERTAIN TAX MATTERS
                      -------------------

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX
ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN
INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF
STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT
INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

FEDERAL INCOME TAXATION OF FUNDS-IN GENERAL
-------------------------------------------
The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS
----------------------------------
ORIGINAL ISSUE DISCOUNT; MARKET DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984 and to obligations issued on or before July 18, 1984 that were purchased after April 30, 1993, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

HEDGING TRANSACTIONS. The Fund may engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for "mixed straddles" (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When a Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund's risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a "mixed straddle" that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of a Fund's securities and conversion of short-term capital losses into long-term capital losses. A Fund may make certain tax elections for its "mixed straddles" that could alter certain effects of section 1256 or section 1092.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS. Certain of the
Fund's investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of the Fund's taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund. The foregoing discussion is a general summary of certain of the current federal income tax laws regarding the Fund and investors in the shares.

FEDERAL INCOME TAXATION OF SHAREHOLDERS
---------------------------------------
Ordinary income distributions, and distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will be taxed as ordinary income to such shareholders. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquired other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Special rules for the taxation of capital gains on qualified 5-year property were enacted by the Taxpayer Relief Act of 1997 to take effect in January 2001. In summary, for individuals and trusts in the 10% and 15% ordinary income tax rate brackets, a new tax rate of 8% (instead of 10%) will apply to long-term capital gains from the sale of assets (including mutual funds) held more
than 5 years.   For individuals and trusts in higher tax brackets,
the top rate on such gains drops from 20% to 18%. The date that the 5-year holding period starts, however, is different for the two groups. For those in the 10% and 15% brackets, the asset may be acquired at any time, but for others the asset must have been acquired after December 31, 2000.

Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations.
 Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by the Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

FOREIGN SHAREHOLDERS
--------------------
Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, the Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 30% for 2002 and 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of that Fund's shares unless IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

FOREIGN TAXES
-------------
The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of such a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold the Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

TAX-EXEMPT INVESTORS
--------------------
If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a "Tax-Exempt Investor") incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income ("UBTI"). In that case, the UBTI portion of the Tax-Exempt Investor's income from its investment in the Fund for the year would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor's average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

STATE AND LOCAL TAXES
---------------------
The Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business.
In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in the Fund.

OTHER TAXATION
--------------
The Fund is a series of a Massachusetts business trust.
Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                       PERFORMANCE DATA
                       ----------------

Because the Fund is new, there is no performance data.

YIELD
-----
The Fund may advertise performance in terms of a 30-day yield quotation. Yield refers to income generated by an investment in the Fund during the previous 30-day (or one-month) period. The 30-day yield quotation is computed by dividing the net investment income per share on the last day of the period, according to the following formula:

                Yield = 2[((a-b)/(cd) + 1)6 - 1]

In the above formula

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends d = maximum offering price per share on the last day of the period

The figure is then annualized. That is, the amount of income generated during the 30-day (or one-month) period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. A Fund's yield figures are based on historical earnings and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURN
---------------------------
The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                      P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T   = average annual total return
n   = number of years
ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Fund are reinvested at the price stated in the current Prospectus on the reinvestment dates during the period.

Because the Fund is new, there is no Average Annual Total
Return data.

AFTER TAX AND CUMULATIVE RETURNS
--------------------------------
AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). The Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


                      P (1 + T) n = ATVD

In the above formula, P = a hypothetical initial payment of
$1,000

T    = average annual total return (after taxes on distributions)
n    = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Because the Fund is new, there is no Average Annual Total
Return data.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS). The Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


                        P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of
$1,000

T     = average annual total return (after taxes on distributions and redemption)
n     = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on Fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent re-characterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return
(after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase-outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return
(after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date.
 The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Because the Fund is new, there is no Average Annual Total
Return data.

CUMULATIVE TOTAL RETURN. The Fund may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains).

PERFORMANCE COMPARISONS
-----------------------
The Fund may compare its performance to the performance of other mutual funds having similar objectives. This comparis on must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. ("Lipper"), Morningstar, Inc., ("Morningstar") and IBC Money Fund Report ("IBC"). Lipper prepares the "Lipper Composite Index," a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Fund's performance may also be compared to the performance of various unmanaged indices such as the Standard & Poor's 500 Composite Stock Price Index, the Merrill Lynch 6-Month Treasury Bill Index and the Salomon Smith Barney Mortgage Index.

CURRENT DISTRIBUTION RATE
-------------------------
Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which will be paid to a Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends, excluding long-term capital gains, per share paid by a Fund during the past twelve months by its current net asset value. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains and net equalization credits and is calculated over a different period of time.

VOLATILITY
----------
Occasionally statistics may be used to specify the Fund's volatility or risk. Measures of volatility or risk are generally used to compare fund net asset value or performance relative to a market index. One measure of volatility is beta. The ratio of the expected excess return on the Fund to the expected excess return on the market index is called beta. Equity funds commonly use the S&P 500 as their market index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less that 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

A statistic often used by sophisticated institutional investors when comparing the relative performance of portfolios is the Sharpe Ratio. This statistic is the Fund's excess return
(relative to T-Bills) divided by the standard deviation of its returns.

COMPARISONS AND ADVERTISEMENTS
------------------------------
To help investors better evaluate how an investment in the Fund might satisfy their objective, advertisements regarding either of the Fund may discuss various measures of the Fund's performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

a) Lipper-Mutual Fund Performance Analysis, Lipper-Fixed Income Analysis, and Lipper-Mutual Fund Indices - measures total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

b) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

c) Mutual Fund Source book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed income funds.

d) Financial publications: Barron's, Business Week, Changing
   Times, Financial World, Forbes, Fortune, and Money magazines - rate fund performance over specified time periods.

e) Consumer Price Index (or Cost Of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - a historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

g) Saving's and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

h) Salomon Brothers Broad Bond Index - measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds. All issues mature in one year or more and have at least $50 million outstanding, with the exception of mortgages. The entry criteria for mortgage issues is $200 million for each coupon.

i) Salomon Brothers Mortgage Index - measures only the mortgage component of the Salomon Brothers Broad Bond
   Index.

j) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for Long-Term High Yield Index, Intermediate Term High
   Yield Index, and Long-Term Utility High Yield Index.

k) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

l) Lehman Brothers Government/Corporate Bond Index

m) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal, and Government bonds.

n) Other taxable investments including certificates of deposit (CD's), money market deposit accounts (MMDA's), checking accounts, savings accounts, money market mutual funds, repurchase agreements, and government securities.

o) Historical data supplied by the research departments of Lehman Brothers, First Boston Corporation, Morgan Stanley,
   Salomon Brothers, Merrill Lynch, Goldman Sachs, Prudential
   Securities and Donaldson Lufkin and Jenrette.

p) IBC's Money Fund Report - industry averages for 7-day annualized and compounded yields of taxable, tax-free and government money funds.

q) Total returns and yields for Treasury Securities and fixed income indices as published by Ryan Laboratories or other suppliers.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical, and in some cases is very different, to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

Shareholders should note that the investment results of the

Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period.

Shareholders should also note that although the Fund believe that there are substantial benefits to be realized by investing in its shares, such investments also involve certain risks.

ADDITIONAL INFORMATION
----------------------
This Statement of Additional Information and the current Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Trust's Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional
Information and the current Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Trust's Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the current Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The current Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                DESCRIPTION OF BOND RATINGS ASSIGNED BY
                        STANDARD & POOR'S AND
                   MOODY'S INVESTORS SERVICE, INC.


                          STANDARD & POOR'S
                          -----------------
AAA
---
  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
---
  An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
---
  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
---
  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
---
  An obligation rated 'BB' is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
---
  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
---
  An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
---
  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
---
  A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
---
  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
---
  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage scurities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
---
  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                     MOODY'S INVESTORS SERVICE, INC.
                     -------------------------------
Aaa
---
  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally Strong position of such issues.

Aa
---
  Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A
---
  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
---
  Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
---
  Bonds which are rated Ba are judged to have speculative elements;
  their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
---
  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
---
  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
---
  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
---
  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier I indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                PART C.  OTHER INFORMATION
                --------------------------

ITEM 23.        EXHIBITS.
-------------   ------------------------------------------------------
(a)             Amended and Restated Declaration of Trust dated
                June 1, 1992.  (i)

(b)             By-Laws dated October 3, 1991.  (i)

(c)             Instruments Defining Rights of Security
                Holders:  incorporated by reference

(d)(i)          Fund Management Agreement between The Managers
                Funds LLC and The Managers Trust II dated
                August 1, 2000.  (ii)

(d)(ii)         Sub-Advisory Agreement between The Managers
                Funds LLC and Smith Breeden Associates, Inc.
                dated August 1, 2000.  (ii)

(d)(iii)        Form of Letter Agreement to Fund Management
                Agreement between The Managers Funds LLC and
                Managers Trust II with respect to Total Return
                Bond Fund.  (Filed herewith)

(d)(iv)         Form of Sub-Advisory Agreement between The
                Managers Funds LLC and Merganser Capital
                Management LP with respect to Total Return Bond
                Fund. (Filed herewith)

(e)(i)          Form of Distribution Agreement between Managers
                Distributors, Inc. and Managers Trust II. (iii)

(e)(ii)         Form of Letter Agreement to the Distribution
                Agreement between Managers Trust II and
                Managers Distributors, Inc. with respect to Total Return Bond Fund. (Filed herewith)

(f)             Not Applicable.

(g) Custodian Contract between The Bank of New York and Managers Trust II dated August 5, 2002.
                (Filed herewith)

(h)(i)          Administration and Shareholder Servicing
                Agreement.  (ii)

(h)(ii)         Transfer Agency and Service Agreement between
                Managers Trust II and State Street Bank and
                Trust Company dated August 1, 2000.  (ii)

(h)(iii)        Form of Administration and Shareholder Servicing
                Agreement between The Managers Funds LLC and
                Merganser Capital Management LP with respect to
                Total Return Bond Fund.  (Filed herewith)

(i)(i) Legal Opinion (Short Duration Government Fund and Intermediate Duration Government Fund).
                incorporated by reference

(i)(ii) Legal Opinion (Total Return Bond Fund). (Filed herewith)

(j)             Not Applicable.

(k)             Not Applicable.

(l) Initial Capital Agreements: incorporated by reference.

(m)             Plan of Distribution pursuant to Rule 12b-1 for
                Total Return Bond Fund.  (Filed herewith)

(n)             Not applicable.

(o)(i)          Code of Ethics of Managers Trust II effective
                August 1, 2000.  (ii)

(o)(ii)         Code of Ethics of The Managers Funds LLC and
                Managers Distributors, Inc adopted June, 2000 and
                March 1, 2001.  (iii)

(o)(iii) Code of Ethics of Smith Breeden Associates, Inc adopted as of October 22, 1992 and revised as of April 30, 2000. (ii)

(o)(iv)         Code of Ethics of Merganser Capital Management
                LP adopted as of June 21, 1996 and as amended
                February 23, 2000.  (Filed herewith)

(p)(i)          Power of Attorney dated June 2, 2000.  (ii)

(p)(ii)         Power of Attorney dated October 18, 2002.  (iv)
-----------------------------------------------------

(i)             Filed as an exhibit to the Registrant's Registration
                Statement on Form N-1A, Registration Nos. 033-43089;
                811-06431 (filed May 31, 1995).

(ii)            Filed as an exhibit to the Registrant's Registration
                Statement on Form N-1A, Registration Nos. 033-43089;
                811-06431 (filed August 1, 2000).


(iii)           Filed as an exhibit to the Registrant's Registration
                Statement on Form N-1A, Registration Nos. 033-43089;
                811-06431 (filed August 1, 2001).

(iv)            Filed as an exhibit to the Registrant's Registration
                Statement on Form N-1A, Registration Nos. 033-43039,
                811-06431.  (Filed October 18, 2000).

ITEM 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
-------------   --------------------------------------------------------------
                None.

ITEM 25.	INDEMNIFICATION.
-------------   --------------------------------------------------------------
                Reference is made to Article IV, Sections 4.2
                and 4.3 of Registrant's Declaration of Trust
                (Exhibit 1(a)) with respect to indemnification
                of the Trustees and officers of Registrant
                against liabilities which may be incurred by
                them in such capacities.  Insofar as
                indemnification for liability arising under the
                Securities Act of 1933, as amended (the "Act"),
                may be permitted to directors, officers and
                controlling persons of the Registrant pursuant
                to the foregoing provisions, or otherwise, the
                Registrant has been advised that, in the
                opinion of the Securities and Exchange
                Commission ("SEC"), such indemnification is
                against public policy as expressed in the act,
                and is, therefore, unenforceable.  In the event
                that a claim for indemnification against such
                liabilities (other than the payment by the
                Registrant of expenses incurred or paid by a
                Trustee, an officer or a controlling person of
                the Registrant in the successful defense of any
                action, suit or proceeding) is asserted by such
                Trustee, officer or controlling person in
                connection with the securities being
                registered, the Registrant will, unless in the
                opinion of its counsel the matter has been
                settled by controlling precedent, submit to a
                court of appropriate jurisdiction the question
                whether such indemnification by it is against
                public policy as expressed in the act and will
                be governed by the final adjudication of such
                issue.  Each disinterested Trustee has entered
                into an Indemnity Agreement with the adviser
                whereby the adviser indemnifies each
                disinterested Trustee against defense costs in
                connection with a civil claim which involves
                the Trustee by virtue of his position with the fund.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
-------------   --------------------------------------------------------------
                The Managers Funds LLC, a registered investment
                adviser, serves as investment adviser to the
                Trust.  The Managers Funds LLC is a subsidiary
                of Affiliated Managers Group, Inc. ("AMG") and
                a wholly owned subsidiary of AMG serves as its
                managing member.  The Managers Funds LLC serves
                exclusively as an investment adviser to and
                distributor of shares of investment companies
                registered under the 1940 Act. The business and
                other connections of the Officers and Directors
                of the Managers Funds LLC, are listed in
                Schedules A and D of its ADV Form as currently
                on file with the commission, the text of which
                schedules are hereby incorporated herein by
                reference.  The file number of said ADV Form is 801-56365.

                The Managers Funds LLC has hired a subadviser for each fund of the Trust. The business and other connections of the officers and directors of the sub-adviser are listed in their respective Schedules A and D of its ADV Form as currently on file with the commission, the text of which schedules are hereby incorporated herein by reference. The Subadviser for Short
                Duration Government Fund and Intermediate
                Duration Government Fund is Smith Breeden
                Associates, Inc, whose ADV Form file number is 801-17567. The Subadviser for Total Return
                Bond Fund is Meganser Capital Management LP, whose ADV Form file number is 801-57541.


ITEM 27.	PRINCIPAL UNDERWRITERS.
-------------   --------------------------------------------------------------
(a)             Managers Distributors, Inc. acts as principal
                underwriter for the Registrant.  Managers
                Distributors, Inc. also acts as principal
                underwriter for Managers AMG Funds.  The
                Managers Funds and Managers Trust I.

(b) The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

                Name and Principal              Positions and Offices	Positions and
                Business Address                with Underwriter        Offices with Fund
                -------------------------       ---------------------   -----------------
                Nathaniel Dalton                    Director                  None
                c/o Affiliated Managers
                Group, Inc.
                600 Hale Street
                Prides Crossings, MA 01965

                Daniel J. Shea                      Director                  None
                c/o Affiliated Managers
                Group, Inc.
                600 Hale Street
                Prides Crossings, MA 01965

                John Kingston, III                  Director                  None
                c/o Affiliated Managers             and Secretary
                Group, Inc.
                600 Hale Street
                Prides Crossings, MA 01965

                Peter M. Lebovitz                   President              Trustee and
                c/o The Managers Funds LLC                                  President
                40 Richards Avenue
                Norwalk, Connecticut 06854

                Donald S. Rumery                    Treasurer             Secretary and
                c/o The Managers Funds LLC                                  Treasurer
                40 Richards Avenue
                Norwalk, Connecticut 06854

(c)             Not applicable.

ITEM 28.	LOCATIONS OF ACCOUNTS AND RECORDS.
-------------   --------------------------------------------------------------
                The accounts, books or other documents required
                to be maintained by Section 31(a) of the
                Investment Company Act of 1940 and the rules
                thereunder will be kept by the Registrant at
                the following offices:

(1)             At the offices of the Registrant at 40 Richards
                Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, The Bank of New York,
                100 Church Street, New York, New York 10005 and at the offices of Boston Financial Data
                Services, Inc. 1776 Heritage Drive, North
                Quincy, Massachusetts 01171.

(2)             Smith Breeden Associates, Inc., 100 Europa
                Drive, Suite 200, Chapel Hill, NC 27514


(3)             Merganser Capital Management LP, One Cambridge
                Center, Cambridge, MA 02142

ITEM 29.	MANAGEMENT SERVICES.
-------------   --------------------------------------------------------------
                There are no management-related service
                contracts other than the Fund Management
                Agreement relating to management services
                described in Parts A and B.

ITEM 30.	UNDERTAKINGS.
-------------   --------------------------------------------------------------
(a)             The Registrant previously has undertaken to
                promptly call a meeting of shareholders for the
                purpose of voting upon the question of removal
                of any Trustee or Trustees when requested in
                writing to do so by the record holders of not
                less than 10 percent of the Registrant's
                outstanding shares and to assist its
                shareholders in accordance with the
                requirements of Section 16(c) of the Investment
                Company Act of 1940 relating to shareholder
                communications.

(b) The Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.


Exhibit - Item 23 (d)(iii)
=================================================================

                    Managers Trust II

                     Amendment No. 1
                           to

               FUND MANAGEMENT AGREEMENT
               -------------------------

Pursuant to Section 11 of the Fund Management Agreement between The Managers Funds LLC (the "Manager") and Managers
Trust II (the "Trust") dated August 1, 2000 (the
"Agreement"), Appendix A (Series Covered by Fund Management
Agreement) and Appendix B (Annual Rate of Management Fees) to the Agreement are herby amended and superceded by Appendix A and Appendix B attached hereto.


The Managers Funds LLC



By:_________________________
   Name:
   Title:


Managers Trust II



By:_________________________
   Name:
   Title:

                      APPENDIX A
                      ----------

Series Covered by Fund Management Agreement


Managers Short Duration Government Fund
Managers Intermediate Duration Government Fund
Managers Total Return Bond Fund

                      APPENDIX B
                      ----------

Annual rate of management fees, expressed as a percentage of the average net asset value of the series:

                                               Annual Percentage
                                               Rate of
Name of Series                                 Management Fee
-------------------------------------------    -----------------
Managers Short Duration Government Fund              .70%

Managers Intermediate Duration Government Fund       .70%

Managers Total Return Bond Fund                      .50%*



* The Manager agrees, for the period from ________, 2002 to __________, 2005, to waive its advisory fee and pay or reimburse the Trust for expenses of the Fund to the extent total expenses (exclusive of taxes, interest, brokerage, Rule 12b-1 fees, and extraordinary items) of the Fund would otherwise exceed 0.99% of the Fund's average daily net assets. Such fees shall be accrued daily and paid as soon as practical after the last day of each calendar month.

In addition to the foregoing waiver, payment or reimbursement (if any), the Manager may from time to time voluntarily waive all or a portion of the advisory fee payable with respect to the Fund and/or pay or reimburse the Trust for expenses of the Fund. In addition to any amount otherwise payable to the Manager as an advisory fee for current services under the Fund
Management Agreement, the Trust shall be obligated to pay the Manager all amounts previously waived, paid or reimbursed by the Manager with respect to the Fund, provided that the amount of such additional payment in any year, together with all other expenses of the Fund
(exclusive of taxes, interest, brokerage, Rule 12b-1 fees, and extraordinary items), in the aggregate, would not cause the Fund's expense ratio in such year to exceed 0.99% of the average daily net assets of the Fund; and provided, further that no additional payments shall be made with respect to amounts waived, paid or reimbursed more than three (3) years prior to the date the Fund accrues a liability with respect to such additional payment.

Exhibit - Item 23 (d)(iv)
=================================================================


                 SUB-ADVISORY AGREEMENT
                 ----------------------

Attention:  RICHARD F. WOERNER
            MERGANSER CAPITAL MANAGEMENT L.P.

            RE:  SUB-ADVISORY AGREEMENT

The MANAGERS TOTAL RETURN BOND FUND (the "Fund") is a series of a Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. APPOINTMENT AS A SUB-ADVISER. The Manager, being duly authorized, hereby appoints and employs MERGANSER CAPITAL MANAGEMENT LP ("Sub-Adviser") as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Sub-Adviser (those assets being referred to as the "Fund Account"). The Manager may, from time to time, with the consent of the Sub-Adviser, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2.  PORTFOLIO MANAGEMENT DUTIES.
    ---------------------------
(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Adviser shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional
Information (such Prospectus and Statement of Additional
Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

(b) The Sub-Adviser shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Sub-Adviser agrees that all records under the Act shall be the property of the Trust.

(c) The Sub-Adviser shall provide the Trust's Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account.
In addition, the Sub-Adviser shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's

Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d) The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Sub-Adviser's primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Adviser to solicit competitive bids for each transaction, and the Sub-Adviser shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Adviser may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Adviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and
(ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Sub-Adviser agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Adviser for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Adviser with a list of brokers and dealers which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisers.

4.  INFORMATION PROVIDED TO THE MANAGER AND THE TRUST AND TO
    THE SUB-ADVISER

(a) The Sub-Adviser agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Sub-Adviser agrees that it will notify the Manager and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein
not misleading.   The Sub-Adviser agrees to maintain the
completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. COMPENSATION. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6.  OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER.  The
Manager acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. STANDARD OF CARE. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-Adviser shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Adviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser or such other steps as the Board of Trustees may deem appropriate.

9. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Sub-Adviser and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. EFFECTIVE DATE; TERM. This Agreement shall become effective on December 20, 2002 and shall continue in effect until December 20, 2004. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. TERMINATION. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Adviser or (iii) by the Sub-Adviser at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. APPLICABLE LAW. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

                                 THE MANAGERS FUNDS LLC

                                 BY:    ____________________

                                 Its:   ____________________

                                 DATE:  ____________________
ACCEPTED:

BY:   ________________________

Its:  ________________________

DATE: ________________________


                                 Acknowledged:
                                 THE MANAGERS FUNDS

                                 BY:    ____________________

                                 Its:   ____________________

                                 DATE:  ____________________


SCHEDULES:       A.  Fee Schedule.


                          SCHEDULE A
                       SUB-ADVISER FEE
                       ---------------

For services provided to the Fund Account, The Managers
Funds LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.25% of average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.

Exhibit - Item 23 (e)(ii)
=================================================================

                   LETTER AGREEMENT

          MANAGERS TOTAL RETURN BOND FUND

                DISTRIBUTION AGREEMENT


_______________, 2002

The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut  06854
Attn:  Peter M. Lebovitz

RE: DISTRIBUTION AGREEMENT BETWEEN MANAGERS DISTRIBUTORS, INC. AND MANAGERS TRUST II DATED AS OF AUGUST 1, 2000
        ------------------------------------------------

Ladies and Gentlemen:

Managers Trust II (the "Trust") hereby advises you that it is creating a new series to be named Managers Total Return Bond Fund (the "New Fund"), and that the Trust desires Managers Distributors, Inc. to provide distribution services with respect to the New Fund pursuant to the terms and conditions of the Distribution Agreement between the Trust and MDI dated August 1, 2000. Accordingly, Schedule A to the Distribution Agreement is hereby amended as set forth on the following page.

Please acknowledge your agreement to provide such management and investment advisory services to the New Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

Managers Trust II


By:	______________________________
	Name:
	Title:


ACKNOWLEDGED AND ACCEPTED
-------------------------
Managers Distributors, Inc.



By:	_____________________________
	Name:
	Title:

                         SCHEDULE A
                         ----------

The Distributor shall be entitled to receive, in addition to any sales charges described in the then current Prospectus(es) and Statement(s) of Additional Information of the Trust, an amount equal to the percentage specified below of the average daily value of net assets represented by shares of the following series of the Trust:

					  PERCENTAGE OF AVERAGE
FUND NAME                                 DAILY VALUE OF NET ASSETS
-------------------------------           -------------------------
Managers Total Return Bond Fund                     0.25%


Exhibit - Item 23 (g)
=================================================================

                         CUSTODY AGREEMENT
                         -----------------

AGREEMENT, dated as of August 5, 2002 between Managers Trust
II, a business trust organized and existing under the laws of the Commonwealth of Massachusetts having its principal office and place of business at 40 Richards Avenue, Norwalk, Connecticut 06854 (the "Fund") and The Bank of New York, a New York corporation authorized to do a banking business having its principal office and place of business at One Wall Street, New York, New York 10286 ("Custodian").

                       W I T N E S S E T H:

that for and in consideration of the mutual promises hereinafter set forth the Fund and Custodian agree as follows:

                            ARTICLE I
                           DEFINITIONS

Whenever used in this Agreement, the following words shall have the meanings set forth below:

1.	"Authorized Person" shall be any person, whether or not
an officer or employee of the Fund, duly authorized by the Fund's board to execute any Certificate or to give any Oral Instruction with respect to one or more Accounts, such persons to be designated in a Certificate annexed hereto as Schedule I hereto or such other Certificate as may be received by Custodian from time to time.

2.	"BNY Affiliate" shall mean any office, branch or
subsidiary of The Bank of New York Company, Inc.

3.	"Book-Entry System" shall mean the Federal
Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

4.	"Business Day" shall mean any day on which Custodian and
relevant Depositories are open for business.

5.	"Certificate" shall mean any notice, instruction, or
other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian by letter or facsimile transmission and signed on behalf of the Fund by an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

6.	"Composite Currency Unit" shall mean the Euro or any
other composite currency unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

7.	"Depository" shall include (a) the Book-Entry System, (b)
the Depository Trust Company, (c) any other clearing agency or securities depository registered with the Securities and Exchange Commission identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

8.	"Foreign Depository" shall mean (a) Euroclear, (b)
Clearstream Banking, societe anonyme, (c) each Eligible Securities Depository as defined in Rule 17f-7 under the Investment Company Act of 1940, as amended, identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

9.	"Instructions" shall mean communications transmitted by
electronic or telecommunications media, including S.W.I.F.T., computer-to-computer interface, or dedicated transmission lines.

10.	"Oral Instructions" shall mean verbal instructions
received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.
11.	"Series" shall mean the various portfolios, if any, of
the Fund listed on Schedule II hereto, and if none are listed references to Series shall be references to the Fund.

12.	"Securities" shall include, without limitation, any
common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository or by a Subcustodian).

13.	"Subcustodian" shall mean a bank (including any branch
thereof) or other financial institution (other than a Foreign Depository) located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to the Fund from time to time, and their respective successors and nominees.

                        ARTICLE II
             APPOINTMENT OF CUSTODIAN; ACCOUNTS;
          REPRESENTATIONS, WARRANTIES, AND COVENANTS

1.(a)	The Fund hereby appoints Custodian as custodian
of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts for each Series in which Custodian will hold Securities and cash as provided herein. Custodian shall maintain books and records segregating the assets of each Series from the assets of any other Series. Such accounts (each, an "Account"; collectively, the "Accounts") shall be in the name of the Fund.

  (b)	Custodian may from time to time establish on its
books and records such sub-accounts within each Account as the Fund and Custodian may agree upon (each a "Special Account"), and

Custodian shall reflect therein such assets as the Fund may specify in a Certificate or Instructions.

  (c)	Custodian may from time to time establish pursuant
to a written agreement with and for the benefit of a broker, dealer, future commission merchant or other third party identified in a Certificate or Instructions such accounts on such terms and conditions as the Fund and Custodian shall agree, and Custodian shall transfer to such account such Securities and money as the Fund may specify in a Certificate or Instructions.

2.	The Fund hereby represents and warrants, which
representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by the Fund, that:

  (a)	It is duly organized and existing under the laws of
the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

  (b)	This Agreement has been duly authorized, executed
and delivered by the Fund, approved by a resolution of its board, constitutes a valid and legally binding obligation of the Fund, enforceable in accordance with its terms, and there is no statute, regulation, rule, order or judgment binding on it, and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property, which would prohibit its execution or performance of this Agreement;

  (c)	It is conducting its business in substantial
compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

  (d)	It will not use the services provided by Custodian
hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

  (e)	Its board or its foreign custody manager, as
defined in Rule 17f-5 under the Investment Company Act of 1940, as amended (the "'40 Act"), has determined that use of each Subcustodian (including any Replacement Custodian) and each Depository which Custodian or any Subcustodian is authorized to utilize in accordance with Section 1(a) of Article III hereof, satisfies the applicable requirements of the '40 Act and Rules 17f-4 or 17f-5 thereunder, as the case may be;

  (f)	The Fund or its investment adviser has determined
that the custody arrangements of each Foreign Depository provide reasonable safeguards against the custody risks associated with maintaining assets with such Foreign Depository within the meaning of Rule 17f-7 under the '40 Act;

  (g)	It is fully informed of the protections and risks
associated with various methods of transmitting Instructions and Oral Instructions and delivering Certificates to Custodian, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by the Fund, agrees that the security procedures (if any) to be utilized provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Instructions need not be reviewed by Custodian, may conclusively be presumed by Custodian to have been given by person(s) duly authorized, and may be acted upon as given;

  (h)	It shall manage its borrowings, including, without
limitation, any advance or overdraft (including any day-light overdraft) in the Accounts, so that the aggregate of its total borrowings for each Series does not exceed the amount such Series is permitted to borrow under the '40 Act;

  (i)	Its transmission or giving of, and Custodian acting
upon and in reliance on, Certificates, Instructions, or Oral
Instructions pursuant to this Agreement shall at all times comply with the '40 Act;

  (j)	It shall impose and maintain restrictions on the
destinations to which cash may be disbursed by Instructions to ensure that each disbursement is for a proper purpose; and

  (k)	It has the right to make the pledge and grant the
security interest and security entitlement to Custodian contained in Section 1 of Article V hereof, free of any right of redemption or prior claim of any other person or entity, such pledge and such grants shall have a first priority subject to no setoffs, counterclaims, or other liens or grants prior to or on a parity therewith, and it shall take such additional steps as Custodian may require to assure such priority.

3.	The Fund hereby covenants that it shall from time to time
complete and execute and deliver to Custodian upon Custodian's request a Form FR U-1 (or successor form) whenever the Fund borrows from Custodian any money to be used for the purchase or carrying of margin stock as defined in Federal Reserve Regulation U.

                          ARTICLE III
                CUSTODY AND RELATED SERVICES

  1.(a)	Subject to the terms hereof, the Fund hereby
authorizes Custodian to hold any Securities received by it from time to time for the Fund's account. Custodian shall be entitled to utilize Depositories, Subcustodians, and, subject to subsection(c) of this Section 1, Foreign Depositories, to the extent possible in connection with its performance hereunder. Securities and cash held in a Depository or Foreign Depository will be held subject to the rules, terms and conditions of such entity. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian's agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in Foreign Depositories in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with a Subcustodian, a Depositary or a Foreign Depository will be held in a commingled account, in the name of Custodian, holding only Securities held by Custodian as custodian for its customers. Custodian shall identify on its books and records the Securities and cash belonging to the Fund, whether held directly or indirectly through Depositories, Foreign Depositories, or Subcustodians. Except as otherwise directed by the Fund by Certificate or Instructions, Custodian shall, directly or indirectly through Subcustodians, Depositories, or Foreign

Depositories, endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian (the "Replacement Subcustodian"), and shall give notice to the Fund of each selection of a Replacement Subcustodian. In the event Custodian selects a Replacement Subcustodian, Custodian shall not utilize such Replacement Subcustodian until after the Fund's board or foreign custody manager has determined that utilization of such Replacement Subcustodian satisfies the requirements of the '40 Act and Rule 17f-5 thereunder.

(b)	Unless Custodian has received a Certificate or
Instructions to the contrary, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities on behalf of the Fund by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

(c)	With respect to each Foreign Depository, Custodian
shall exercise reasonable care, prudence, and diligence (i) to provide the Fund with an analysis of the custody risks associated with maintaining assets with the Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians or through publicly available information otherwise obtained by Custodian to the extent reliance on such information is consistent with the standard of care noted in the prior sentence, and shall not include any evaluation of Country Risks. As used herein the term "Country Risks" shall mean with respect to any Foreign Depository: (a) the financial infrastructure of the country in which it is organized, (b) such country's prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the order execution of securities transactions or affect the value of securities.

2.	Custodian shall furnish the Fund with an advice of daily
transactions (including a confirmation of each transfer of Securities) and a monthly summary of all transfers to or from the Accounts.

3.	With respect to all Securities held hereunder, Custodian
shall, unless otherwise instructed to the contrary:

  (a)	Receive all income and other payments and advise
the Fund as promptly as practicable of any such amounts due but not paid;

  (b)	Present for payment and receive the amount paid
upon all Securities which may mature and advise the Fund as promptly as practicable of any such amounts due but not paid;

  (c)	Forward to the Fund copies of all information or
documents that it may actually receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;


  (d)	Execute, as custodian, any certificates of
ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

  (e)	Hold directly or through a Depository, a Foreign
Depository, or a Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

  (f)	Endorse for collection checks, drafts or other
negotiable instruments.

4.(a)	Custodian shall promptly notify the Fund of
rights or discretionary actions with respect to Securities held hereunder, and of the date or dates by when such rights must be exercised or such action must be taken, provided that Custodian has actually received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Foreign Depository, or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify the Fund.

(b)	Whenever Securities (including, but not limited to,
warrants, options, tenders, options to tender or non-mandatory puts or calls) confer discretionary rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive the Fund's Certificate or Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may reasonably specify to the Fund). Absent Custodian's timely receipt of such Certificate or Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

5.	All voting rights with respect to Securities, however
registered, shall be exercised by the Fund or its designee. For Securities issued in the United States, Custodian's only duty shall be to mail to the Fund any documents (including proxy statements, annual reports and signed proxies) actually received by Custodian relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, Custodian's only duty shall be to provide the Fund with access to a provider of global proxy services at the Fund's request. The Fund shall be responsible for all costs associated with its use of such services.

6.	Custodian shall promptly advise the Fund upon Custodian's
actual receipt of notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian, any Depository, or any Foreign Depository holds any Securities in which the Fund has an interest as part of a fungible mass, Custodian, such Subcustodian, Depository, or Foreign Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

7.	Custodian shall not under any circumstances accept bearer
interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

8.	The Fund shall be liable for all taxes, assessments,
duties and other governmental charges, including any interest or penalty with respect thereto ("Taxes"), with respect to any cash or Securities held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold) except to the extent such Tax results from the Custodian's or Subcustodian's negligence or willful misconduct. Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian or other withholding agent, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly notify the Fund of the additional amount of cash (in the appropriate currency) required, and the Fund shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns notwithstanding the termination of this Agreement.

9.(a)	For the purpose of settling Securities and
foreign exchange transactions, the Fund shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, "sufficient immediately available funds" shall mean either (i) sufficient cash denominated in U.S. dollars to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide the Fund with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advices received by Custodian from Subcustodians, Depositories, and Foreign Depositories. Such funds shall be in U.S. dollars or such other currency as the Fund may specify to Custodian.

(b)	Any foreign exchange transaction effected by
Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate or Instructions with respect to foreign exchange transactions, but Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.

10.		Custodian shall promptly send to the Fund (a) any
reports it receives from a Depository on such Depository's system of internal accounting control, and (b) such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

11.	Until such time as Custodian receives a certificate to
the contrary, Custodian may release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and shareholder.

                        ARTICLE IV
            PURCHASE AND SALE OF SECURITIES;
                    CREDITS TO ACCOUNT

1.	Promptly after each purchase or sale of Securities by the
Fund, the Fund shall deliver to Custodian a Certificate or Instructions, or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral Instructions specifying all information Custodian may reasonably request to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

2.	The Fund understands that when Custodian is instructed to
deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Notwithstanding any provision in this Agreement to the contrary, settlements, payments and deliveries of Securities may be effected by Custodian or any Subcustodian in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction in which the transaction occurs, including, without limitation, delivery to a purchaser or dealer therefor (or agent) against receipt with the expectation of receiving later payment for such Securities. The Fund assumes full responsibility for all risks, including, without limitation, credit risks, involved in connection with such deliveries of Securities.

3.	Custodian may, as a matter of bookkeeping convenience or
by separate agreement with the Fund, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be "final" until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

                          ARTICLE V
                 OVERDRAFTS OR INDEBTEDNESS

1.	If Custodian should in its sole discretion advance funds
on behalf of any Series which results in an overdraft (including, without limitation, any day-light overdraft) because the money held by Custodian in an Account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Series, as set forth in a Certificate, Instructions or Oral Instructions, if an overdraft arises in the separate account of a Series for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency or if the Fund is for any other reason indebted to the Custodian with respect to a Series (but not including any amounts payable pursuant to Article VIII, Section 1(c) of this Agreement unless such amounts have been determined to be due and payable pursuant to (i) a final determination on the merits of a court of competent jurisdiction (after all appeals have been exhausted) or (ii) by agreement between the Fund and the Custodian), such overdraft or other indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum ordinarily charged by Custodian to its institutional customers, as such rate may be adjusted from time to time. In addition, (a) to the extent of any such overdraft and (b) to the extent of any fees or out-of-pocket expenses payable by the Fund under the fee schedule to this Agreement or any other indebtedness of the Fund with respect to a Series to the Custodian (but not including any amounts payable pursuant to Article VIII, Section 1(c) of this Agreement unless such amounts have been determined to be due and payable pursuant to (i) a final determination on the merits of a court of competent jurisdiction (after all appeals have been exhausted) or (ii) by agreement between the Fund and the Custodian), provided that (i) such fees, expenses or indebtedness remain unpaid after 60 days following the date of invoice and (ii) such fees, expenses or indebtedness are not the subject of a bona fide dispute of which the Custodian has notice (it being agreed that any amounts payable pursuant to Article VIII, Section 1(c) of this Agreement that have been determined to be due and payable pursuant to (i) a final determination on the merits of a court of competent jurisdiction (after all appeals have been exhausted) or (ii) by agreement between the Fund and the Custodian shall not be treated as being the subject of a bona fide dispute), the Fund hereby agrees that Custodian shall to the maximum extent permitted by law have a continuing lien, security interest, and security entitlement in and to any property, including, without limitation, any investment property or any financial asset, of such Series at any time held by Custodian for the benefit of such Series or in which such Series may have an interest which is then in Custodian's possession or control or in possession or control of any third party acting in Custodian's behalf, but not including any property already pledged by such Series; the Custodian agrees that it shall not realize its interest in any such property without providing such Series with reasonable advance notice to promptly designate readily marketable securities to be sold by the Custodian to discharge the Fund's obligation with respect to such overdraft, fee, expense or indebtedness. The Fund authorizes Custodian, in its sole discretion, at any time to charge any such overdraft, fee, expense or indebtedness together with interest due thereon against any balance of account standing to such Series' credit on Custodian's books.

2.	If the Fund borrows money from any bank (including
Custodian if the borrowing is pursuant to a separate agreement) for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for such borrowings, the Fund shall deliver to Custodian a Certificate specifying with respect to each such borrowing: (a) the Series to which such borrowing relates; (b) the name of the bank, (c) the amount of the borrowing, (d) the time and date, if known, on which the loan is to be entered into, (e) the total amount payable to the Fund on the borrowing date, (f) the Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (g) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the '40 Act and the Fund's prospectus. Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral against payment by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount
payable as set forth in the Certificate.   Custodian may, at the
option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this Section. The Fund shall cause all Securities released from collateral status to be returned directly to Custodian, and Custodian shall receive from time to time such return of collateral as may be
tendered to it.   In the event that the Fund fails to specify in a
Certificate the Series, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by Custodian, Custodian shall not be under any obligation to deliver any Securities.

                         ARTICLE VI
               SALE AND REDEMPTION OF SHARES

1.	Whenever the Fund shall sell any shares issued by the
Fund ("Shares") it shall deliver to Custodian a Certificate or Instructions specifying the amount of money and/or Securities to be received by Custodian for the sale of such Shares and specifically allocated to an Account for such Series.

2.	Upon receipt of such money, Custodian shall credit such
money to an Account in the name of the Series for which such money was received.

3.	Except as provided hereinafter, whenever the Fund desires
Custodian to make payment out of the money held by Custodian hereunder in connection with a redemption of any Shares, it shall furnish to Custodian a Certificate or Instructions specifying the total amount to be paid for such Shares. Custodian shall make payment of such total amount to the transfer agent specified in such Certificate or Instructions out of the money held in an Account of the appropriate Series.

4.	Notwithstanding the above provisions regarding the
redemption of any Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, Custodian, unless otherwise instructed by a Certificate or Instructions, shall, upon presentment of such check, charge the amount thereof against the money held in the Account of the Series of the Shares being redeemed, provided, that if the Fund or its agent timely advises Custodian that such check is not to be honored, Custodian shall return such check unpaid.

                         ARTICLE VII
            PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

1.	Whenever the Fund shall determine to pay a dividend or
distribution on Shares it shall furnish to Custodian Instructions or a Certificate setting forth with respect to the Series specified therein the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

2.	Upon the payment date specified in such Instructions or
Certificate, Custodian shall pay out of the money held for the account of such Series the total amount payable to the dividend agent of the Fund specified therein.

                        ARTICLE VIII
                   CONCERNING CUSTODIAN

1.(a)	Except as otherwise expressly provided herein,
Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, "Losses"), incurred by or asserted against the Fund, except those Losses arising out of Custodian's own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any Depositories, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, of any Foreign Depositories. With respect to any Losses incurred by the Fund as a result of the acts or any failures to act by any Subcustodian (other than a BNY Affiliate), Custodian shall take appropriate action to recover such Losses from such Subcustodian; and Custodian's sole responsibility and liability to the Fund shall be limited to amounts so received from such Subcustodian (exclusive of costs and expenses incurred by Custodian). In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement, nor shall BNY or any Subcustodian be liable: (i) for acting in accordance with any Certificate or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be given by an Authorized Person; (ii) for acting in accordance with Instructions without reviewing the same; (iii) for conclusively presuming that all Instructions are given only by person(s) duly authorized; (iv) for conclusively presuming that all disbursements of cash directed by the Fund, whether by a Certificate, an Oral Instruction, or an Instruction, are in accordance with Section 2(i) of Article II hereof; (v) for holding property in any particular country, including, but not limited to, Losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or Securities or market conditions which prevent the transfer of property or execution of Securities transactions or affect the value of property; (vi) for any Losses due to forces beyond the control of Custodian, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services except to the extent such Losses arise from the Bank's failure to maintain and implement a back-up system and disaster recovery plan consistent with applicable laws and the rules and regulations of its regulators and examiners; (vii) for the insolvency of any Subcustodian (other than a BNY Affiliate), any Depository, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, any Foreign Depository; or (viii) for any Losses arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, including, without limitation, implementation or adoption of any rules or procedures of a Foreign Depository, which may affect, limit, prevent or impose costs or burdens on, the transferability, convertibility, or availability of any currency or Composite Currency Unit in any country or on the transfer of any Securities, and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected, limited, or prevented by such law, regulation or event, and to the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of the Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

(b)	Custodian may enter into subcontracts, agreements
and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

(c)	The Fund agrees to indemnify Custodian and hold
Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by the Fund; provided however, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian's own negligence or willful misconduct. This indemnity shall be a continuing obligation of the Fund, its successors and assigns, notwithstanding the termination of this Agreement.

2.	Without limiting the generality of the foregoing,
Custodian shall be under no obligation to inquire into, and shall not be liable for:

(a)	Any Losses incurred by the Fund or any other person
as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market;

(b)	The validity of the issue of any Securities
purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

(c)	The legality of the sale or redemption of any
Shares, or the propriety of the amount to be received or paid therefor;

(d)	The legality of the declaration or payment of any
dividend or distribution by the Fund;

(e)	The legality of any borrowing by the Fund;

(f)	The legality of any loan of portfolio Securities,
nor shall Custodian be under any duty or obligation to see to it that any cash or collateral delivered to it by a broker, dealer or financial institution or held by it at any time as a result of such loan of portfolio Securities is adequate security for the Fund against any loss it might sustain as a result of such loan, which duty or obligation shall be the sole responsibility of the Fund. In addition, Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however that Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due;

(g)	The sufficiency or value of any amounts of money
and/or Securities held in any Special Account in connection with transactions by the Fund; whether any broker, dealer, futures commission merchant or clearing member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or clearing member, or whether any payment received by Custodian from any broker, dealer, futures commission merchant or clearing member is the amount the Fund is entitled to receive, or to notify the Fund of Custodian's receipt or non-receipt of any such payment; or

(h)	Whether any Securities at any time delivered to, or
held by it or by any Subcustodian, for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current prospectus and statement of additional information, or to ascertain whether any transactions by the Fund, whether or not involving Custodian, are such transactions as may properly be engaged in by the Fund.

3.	Custodian may, with respect to questions of law
specifically regarding an Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

4.	Custodian shall be under no obligation to take action to
collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

5.	Custodian shall have no duty or responsibility to inquire
into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

6.	The Fund shall pay to Custodian the fees and charges as
may be specifically agreed upon from time to time and such other fees and charges at Custodian's standard rates for such services as may be applicable. The Fund shall reimburse Custodian for all costs associated with the conversion of the Fund's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Fund shall also reimburse Custodian for out-of-pocket expenses which are a normal incident of the services provided hereunder.

7.	Custodian has the right to debit any cash account for any
amount payable by the Fund in connection with any and all obligations of the Fund to Custodian. In addition to the rights of Custodian under applicable law and other agreements, at any time when the Fund shall not have honored any of its obligations to Custodian, Custodian shall have the right without notice to the Fund to retain or set-off, against such obligations of the Fund, cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of the Fund, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to the Fund in any currency or Composite Currency Unit. Any such asset of, or obligation to, the Fund may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

8.	The Fund agrees to forward to Custodian a Certificate or
Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Certificate or Instructions are not received or that a contrary Certificate or contrary Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If the Fund elects to transmit Instructions through an on-line communications system offered by Custodian, the Fund's use thereof shall be subject to the Terms and Conditions attached as Appendix I hereto, and Custodian shall provide user and authorization codes, passwords and authentication keys only to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

9.	The books and records pertaining to the Fund which are in
possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the '40 Act and the rules thereunder. The Fund, or its authorized representatives, shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund,

Custodian shall provide in hard copy or on computer disc any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

10.	It is understood that Custodian is authorized to supply
any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of a Depository, and with such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

11.	Custodian shall have no duties or responsibilities
whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

                          ARTICLE IX
                         TERMINATION

1.	Either of the parties hereto may terminate this Agreement
by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian a copy of a resolution of the board of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor custodian or custodians. In the absence of such designation by the Fund, Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

2.	If a successor custodian is not designated by the Fund or
Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

                         ARTICLE X
                      MISCELLANEOUS

1.	The Fund agrees to furnish to Custodian a new Certificate
of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Certificates or Oral Instructions of such present Authorized Persons.

2.	Any notice or other instrument in writing, authorized or
required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at 100 Church Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

3.	Any notice or other instrument in writing, authorized or
required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it, to the attention of Peter Lebovitz, at its offices at 40 Richards Avenue, Norwalk, Connecticut 06854, or at such other place or such other person as the Fund may from time to time designate in writing.

4.	Each and every right granted to either party hereunder or
under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

5.	In case any provision in or obligation under this
Agreement shall be invalid, illegal or unenforceable in any exclusive jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties, except that any amendment to the Schedule I hereto need be signed only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

6.	This Agreement shall be construed in accordance with the
substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

7.	This Agreement may be executed in any number of
counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

8.	The obligations of the Fund hereunder are not binding
upon any of the trustees, officers or shareholders of the Fund individually but are binding only upon the Fund and the assets and property of the Fund. This Agreement is executed by the Fund on behalf of each Series listed on Schedule II, and is not binding upon any other Series, portfolio or other sub-unit of the Fund. The assets and property of each Series alone shall be liable for such Series' obligations under this Agreement.

IN WITNESS WHEREOF, the Fund and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                    MANAGERS TRUST II
                                    By:   /s/ Peter M. Lebovitz
                                          ---------------------

                                    Title: President
                                           --------------------

                                    THE BANK OF NEW YORK
                                    By:   /s/ Ira R. Rosner
                                          ---------------------

                                    Title: Vice President
                                           --------------------

                          SCHEDULE I
              CERTIFICATE OF AUTHORIZED PERSONS

          (The Fund - Oral and Written Instructions)

The undersigned hereby certifies that he/she is the duly elected and acting Treasurer of Managers
Trust II (the "Fund"), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Declaration of Trust and By-Laws to deliver Certificates and Oral
Instructions to The Bank of New York ("Custodian") pursuant to the Custody Agreement between the Fund and Custodian dated August 5, 2002, and that the signatures appearing opposite their names are true and correct:

Peter M. Lebovitz     President              /s/ Peter M. Lebovitz
------------------    ----------------       -----------------------
Name                  Title                  Signature

Donald S. Rumery      Treasurer              /s/ Donald S. Rumery
------------------    ----------------       -----------------------
Name                  Title                  Signature

James Cino            Sr. Fund Admin.        /s/ James Cino
------------------    ----------------       -----------------------
Name                  Title                  Signature

Donna Grippe          Sr. Fund Admin.        /s/ Donna Grippe
------------------    ----------------       -----------------------
Name                  Title                  Signature

F. Michael Gozzillo   Sr. Fund Admin.        /s/ F. Michael Gozzillo
------------------    ----------------       -----------------------
Name                  Title                  Signature

Scott Hill            Fund Administrator     /s/ Scott Hill
------------------    ----------------       -----------------------
Name                  Title                  Signature

John Sawyer           Fund Administrator     /s/ John Sawyer
------------------    ----------------       -----------------------
Name                  Title                  Signature

Rob Allen             Fund Administrator     /s/ Robert Allen
------------------    ----------------       -----------------------
Name                  Title                  Signature


This certificate supersedes any certificate of Authorized Persons you may currently have on file.

[seal]

                               By:   /s/ Donald S. Rumery
                                     --------------------
		                     Title: Treasurer
Date:  August 5, 2002

                        SCHEDULE II
                          SERIES


           Intermediate Duration Government Fund

                Short Duration Government Fund

                         APPENDIX I

                  THE BANK OF NEW YORK

        ON-LINE COMMUNICATIONS SYSTEM (THE "SYSTEM")

                    TERMS AND CONDITIONS

  1.  License; Use.  Upon delivery to an Authorized
Person or a person reasonably believed by Custodian to be an Authorized Person the Fund of software enabling the Fund to obtain access to the System (the "Software"), Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). The Fund shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to the Fund with respect to the Software. The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof.
 The Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall you attempt to decompile, reverse engineer or modify the Software. The Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian's prior written consent. The Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian's request.

  2. Equipment. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

  3. Proprietary Information. The Software, any data base and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of Custodian or its suppliers. The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the Software license granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control.

  4. Modifications. Custodian reserves the right to modify the Software from time to time and the Fund shall install new releases of the Software as Custodian may direct. The Fund agrees not to modify or attempt to modify the Software without Custodian's prior written consent. The Fund acknowledges that any modifications to the Software, whether by the Fund or Custodian and whether with or without Custodian's consent, shall become the property of Custodian.

  5.  NO REPRESENTATIONS OR WARRANTIES.  CUSTODIAN AND
ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED "AS IS." IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH THE FUND MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

  6. Security; Reliance; Unauthorized Use. The Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with extreme care, and it will establish internal control and safekeeping procedures to restrict the availability of the same to persons duly authorized to give Instructions. Custodian is hereby irrevocably authorized to act in accordance with and rely on Instructions received by it through the System. The Fund acknowledges that it is its sole responsibility to assure that only persons duly authorized use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

  7. System Acknowledgments. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and the Fund may not claim that such transmission was received by Custodian.

  8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. THE FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORTER ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

  9.  ENCRYPTION.   The Fund acknowledges and agrees
that encryption may not be available for every communication through the System, or for all data. The Fund agrees that Custodian may deactivate any encryption features at any time, without notice or liability to the Fund, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

Exhibit - Item 23 (h)(iii)
=================================================================


         ADMINISTRATION AND SHAREHOLDER SERVICING AGREEMENT
         --------------------------------------------------

AGREEMENT, made as of this _____ day of December, 2002 by and between Managers Trust II, a Massachusetts business trust (the "Trust") composed of multiple separate series and The Managers Funds LLC, a limited liability company organized under the laws of the State of Delaware (the "Management Company"), with respect to each separate series of the Trust identified from time to time on Schedule A (each a "Fund" and together the "Funds").

                          WITNESSETH:
                          -----------

WHEREAS, the Trust proposes to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Act"); and

WHEREAS, the Trust requires shareholder and shareholder-related services in respect of the Funds and the Management Company has developed the capability to provide, and is currently providing, certain of the services required by the Trust; and

WHEREAS, the Trust desires to engage the Management
Company to continue to provide such services to the Trust and Funds shareholders and to provide certain other services which are now and may hereafter be required by the Trust in respect of the Funds on the terms and conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the premises and the promises hereinafter set forth, the Trust and the Management
Company agree as follows:

1.	Shareholder and Shareholder-Related Services to be
Provided. As may be required by the Trust, Fund shareholders or Fund shareholder representatives such as bank trust departments and registered investment advisers ("Shareholder
Representatives"):
   (a) The Management Company shall provide directly or supervise and assist securities dealers in connection with the provision of shareholder services, consisting of:

       (i)  processing and/or coordinating Fund
            share purchases and redemption requests
            transmitted or delivered to the office
            of the Management Company;

       (ii) coordinating and implementing bank-to-bank wire transfers in connection with Fund share purchases and redemption;

       (iii)executing orders under any offer of exchange offered by the Trust involving concurrent purchases and redemptions of shares of one or more Funds and shares of another Fund or of other investment companies;

       (iv) responding to telephonic and in-person inquiries from shareholders or
            Shareholder Representatives requesting
            information regarding matters such as
            shareholder account or transaction
            status, net asset value of Fund shares,
            Fund performance, Fund services, plans
            and options, Fund investment policies,
            Fund portfolio holdings and Fund
            distributions and taxation thereof;

       (v)  dealing with complaints and
            correspondence from shareholders or
            Shareholder Representatives directed to
            or brought to the attention of the
            Management Company;

       (vi) omnibus level support for Shareholder
            Representatives who perform sub-
            accounting for shares held of record by
            Shareholder Representatives for the
            benefit of other beneficial owners.
            Such sub-accounting includes
            establishing and maintaining accounts
            and records (such as back-up
            withholding and tax identification
            number certifications) for such
            beneficial owners, and providing
            periodic statements of account to such
            beneficial owners, including combined
            statements showing such beneficial
            owners' holdings in all Funds combined.

(b) The Management Company shall provide services in connection with soliciting and gathering shareholder proxies and otherwise communicating with shareholders and Shareholder Representatives in connection with meetings of the shareholders.

(c) The Management Company shall provide services in connection with such other shareholder and shareholder-related services, whether similar to or different from those described in Subparagraphs (a) and (b) of this Paragraph 1, as the parties may from time to time agree in writing.

     2. Other Services to be Provided.  The Management
Company shall provide such other services required by the Trust as the parties may from time to time agree in writing are appropriate to be provided under this Agreement. In the event that the Management Company provides any services to the Trust, or pays or assumes any Trust expense, which the Management Company is not obligated to provide, pay or assume under this Agreement, the Management Company shall not be obligated hereby to provide the same or any similar service to the Trust or to pay or assume the same or any similar Trust expense in the future; provided that nothing herein contained shall be deemed to relieve the Management Company of any obligation to the Trust or any Fund under any separate agreement or arrangement between the parties.

     3.	Shareholder Servicing Fees.  As compensation for
all services provided and expenses paid or assumed by the Management Company under this Agreement, the Trust shall pay the Management Company monthly fees from the average daily net assets of the Fund at the annual rates and in respect of the share classes set forth in Schedule B, or at such lower rate as may be established by a vote of the Trustees. The fees for each month shall be payable on the last business day of that calendar month.

     4.	Manner of Providing Services.  The Management
Company may provide services under this Agreement through its own personnel or by purchasing such services from a third party. If a third party is retained to provide services, any fees payable to such third party shall be paid by the Management Company.

     5.	Retention of Sub-Agents.  The Management Company
may, in its discretion, retain the services of one or more sub-agents to provide some or all of the services contemplated by this Agreement. Such sub-agents shall be compensated by the Management Company out of the fees it receives under this Agreement, or out of its other resources. Sub-Agents may also serve as Shareholder Representatives, provided that any agreement pursuant to which a Shareholder Representative serves as a Sub-Agent shall be substantially in the form attached hereto as Exhibit A or in another form approved by the Trustees of the Trust.

      6. Trust Ownership of Records. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission [under Section 31(a) of the Act and maintained and preserved by the Management Company on behalf of the Trust], including any such records maintained by the Management Company in connection with the performance of its obligations hereunder, are the property of the Trust and shall be surrendered by the Management Company promptly on request by the Trust; provided that the Management Company may at its own expense, make and retain copies of any such records.

      7. Management Company Ownership of Software and
Related Materials. All computer programs, written procedures and similar items developed or acquired and used by the Management Company in performing its obligations under this Agreement shall be the property of the Management Company, and the Trust will not acquire any ownership interest therein or property rights with respect thereto.

      8. Confidentiality. The Management Company agrees, on its own behalf and on behalf of its employees, agents and contractors, to keep confidential any and all records maintained and other information obtained hereunder which relates to the Trust or to any of the Trust's former, current or prospective shareholders, except that the Management Company may deliver records or divulge information when requested to do so by duly constituted authorities after prior notification to and approval in writing by the Trust (which approval will not be unreasonably withheld and may not be withheld by the Trust where the Management Company advises the Trust that it may be exposed to civil or criminal contempt proceedings or other penalties for failure to comply with such request) or whenever requested in writing to do so by the Trust.

      9. Services to Other Clients. Nothing herein contained shall limit the freedom of the Management Company or any affiliated person of the Management Company to render services of the types contemplated hereby to other persons, firms or corporations, including but not limited to other investment companies, or to engage in other business activities.

      10. Management Company Actions in Reliance on Trust
Instructions, Legal Opinions, Etc.: Trust Compliance with Law.

      (a) The Management Company may at any time apply to an officer of the Trust for instructions, and may consult with legal counsel for the Trust or with the Management Company's own legal counsel, in respect of any matter arising in connection with this Agreement; and the Management Company shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel. The Management Company shall be protected in acting upon any such instructions, advice or opinion and upon any other paper or document delivered by the Trust or such legal counsel which the Management Company believes to be genuine and to have been signed by the proper person or persons, and the Management Company shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Trust.

      (b) Except as otherwise provided in this Agreement or in any separate agreement between the parties and except for the accuracy of information furnished to the Trust by the Management Company, the Trust assumes full responsibility for the preparation, contents, filing and distribution of its Prospectus and Statement of Additional Information, and full responsibility for other documents or actions required for compliance with all applicable requirements of the Act, the Securities Exchange Act of 1934, the Securities Act of 1933, and any other applicable laws, rules and regulations of governmental authorities having jurisdiction over the Trust.

       11. Liability of Management Company. The Management Company shall not be liable to the Trust for any action taken or omitted to be taken by the Management Company or its employees, agents or contractors in carrying out the provisions of this Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of the Management Company, or its employees, agents or contractors.

       12. Indemnification by Trust. The Trust shall indemnify the Management Company and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Management Company which result from: (i) any claim, action suit or proceeding in connection with the Management Company's entry into or performance of this Agreement; or (ii) any action taken or omission to at committed by the Management Company in the performance of its obligations hereunder; or (iii) any action of the Management Company taken upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust; provided, that the Management Company shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Management Company, or its employees, agents or contractors. Before confessing any claim against it which may be subject to indemnification by the Trust hereunder, the Management Company shall give the Trust reasonable opportunity to defend against such claim in its own name or in the name of the Management Company.

       13. Indemnification by Management Company. The Management Company shall indemnify the Trust and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Trust which result from: (i) the Management Company's failure to comply with the terms of this Agreement;
(ii) the Management Company's lack of good faith in performing its obligations hereunder; (iii) the negligence or misconduct of the Management Company, or its employees, agents or contractors in connection herewith. The Trust shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Management Company, or any affiliated person of an affiliated person of the Management Company, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of the Management Company, any affiliated person of the Management Company, or any affiliated person of an affiliated person of the Management Company. Before confessing any claim against it which may be subject to indemnification hereunder, the Trust shall give the Management Company reasonable opportunity to defend against such claim in its own name or in the name of the Trust.

       14. Effect of Agreement. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

       15. Term of Agreement. The term of the Agreement shall begin on the date first above written, and shall continue in effect for a one-year term unless sooner terminated as hereinafter provided. Thereafter, this Agreement shall continue in effect with respect to the Trust from year to year, subject to termination provisions and all other terms and conditions hereof; provided such continuance with respect to the Trust is approved at least annually by the Trustees, including the vote or written consent of a majority of the Trustees who are not interested persons of the Management Company or the Trust; and provided further, that the Management Company shall not have notified the Trust in writing at least one hundred and twenty (120) days prior to the anniversary of the Agreement in any year that it does not desire such continuation. The Management Company shall furnish to the Trust, promptly upon its request, such information (including the Management Company's costs of delivering the services provided to the Trust hereunder) as may reasonably be necessary to enable the Trust's Trustees to evaluate the terms of this Agreement or any extension, renewal or amendment hereof. The Management Company shall permit the Trust and its accountants, counsel or other representatives to review its books and records relating to the services provided hereunder at reasonable intervals during normal business hours upon reasonable notice requesting such review.

       16. Amendment and Assignment of Agreement. This Agreement may be amended only by a written instrument signed by the parties hereto. This Agreement may not be assigned by the Management Company, and the Management Company may not assign or transfer any interest hereunder, voluntarily, by operation of law or otherwise, without the prior written consent of the Trust's Trustees. Any amendment hereof and any consent by the Trust to any assignment hereof or assignment or transfer of any interest hereunder by the Management Company shall not be effective unless and until authorized by the Trust's Trustees, including the vote or written consent of a majority of the Trustees who are not interested persons of the Management Company or the Trust.

       17. Termination of Agreement. This Agreement may be terminated at any month-end, without the payment of any penalty, by the Management Company upon at least one hundred and twenty (120) days' prior written notice to the Trust, or by the Trust upon at least thirty (30) days' prior written notice to the Management Company; provided, that in the case of termination by the Trust, such action shall have been authorized by the Trust's Trustees, including the vote or written consent of a majority of the Trustees who are not interested persons of the Management Company or the Trust.
This Agreement shall automatically and immediately terminate in the event of its assignment by the Management Company, or the Management Company's assignment or transfer of any interest hereunder, without the prior written consent of the Trust as provided in Paragraph 17 hereof.

       18. Interpretation and Definition of Terms. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "interested persons," "assignment" and "affiliated person," as used in this Agreement, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The Trust and the Management Company may from time to time agree on such provisions interpreting or clarifying the provisions of this Agreement as, in their joint opinion, are consistent with the general tenor of this Agreement and with the specific provisions of this Paragraph
19. Any such interpretations or clarifications shall be in writing signed by the parties and annexed hereto, but no such interpretation or clarification shall be effective if in contravention of any applicable federal or state law or regulations, and no such interpretation or clarification shall be deemed to be an amendment of this Agreement.

       19. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

       20. Execution in Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       21. Choice of Law. Except insofar as the Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

       22. Limitation of Liability. The parties expressly agree that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the Trust estate, as provided in the Trust's Amended and Restated Declaration of Trust. Any authorization by the Trustees or shareholders of the Trust, acting as such, to execute or deliver this Agreement or both, shall not be deemed to have been made by any of them individually or impose any liability on any of them personally, but shall bind only the Trust Estate as provided in the Trust's Amended and Restated Declaration of Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    MANAGERS TRUST II

                                    By: ___________________

                                        ___________________
                                              Title

                                    THE MANAGERS FUNDS LLC

                                    By: ___________________

                                        ___________________
                                              Title

                          EXHIBIT A
                          ---------

                 FORM OF SERVICE AGREEMENT
                 with respect to shares of
                      Managers Trust II

The Managers Funds LLC
40 Richards Avenue
Norwalk, CT 06854

Gentlemen:

We understand that you are party, with Managers Trust II
(the "Trust"), to a Shareholder Servicing Agreement (the "Servicing Agreement") , made as of the _____ day of December, 2002. The Trust is registered as in investment company under the Investment Company Act of 1940, as amended (the "Act").
The Servicing Agreement provides that you, or a third party retained and paid by you, shall provide certain specified services to the Trust with respect to each separate series of the Trust identified from time to time on Schedule A (each a Fund and together the "Funds"), its shareholders or its shareholder representatives such as bank trust departments and registered investment advisers. You wish to retain us to provide certain of such services under the Servicing Agreement, upon the terms and conditions set forth herein.

  1. We shall provide such of the following shareholder and administration services ("Servicing") for each of our clients who own of record or beneficially, shares of the Funds (a "Client"), as you may require: answering Client inquiries regarding the Funds; assisting Clients in changing dividend options, account designations and addresses; performing sub-accounting for Clients who do not own their shares of record, including establishing and maintaining accounts and records (such as back-up withholding and tax identification number certifications), and providing such Clients with periodic statements of account showing holdings in all Funds and other series of the Trust combined; arranging for bank wires; and obtaining such other information and performing such services as you or the Client reasonably may request, to the extent we are permitted by applicable statute, rule or regulation and by the terms of the Servicing Agreement, as the same may be amended from time to time.

  2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial to assist us in servicing Clients' accounts.

  3. Neither we nor any of our employees or agents are authorized to make any representation concerning the Trust or the Funds except those contained in the Trust's then current Prospectus and Statement of Additional Information. In performing services under this Agreement, we shall act as independent contractors and we shall have no authority to act as agent for the Trust or you.

  4. In consideration of the services and facilities described herein, we shall be entitled to receive fees as set forth in Schedule B attached hereto. We understand that the payment of fees has been authorized pursuant to the Servicing Agreement and that such fees will be paid by you only so long as this Agreement and the Servicing Agreement are in effect.

  5. We shall be liable for our own acts and omissions caused by our willful misfeasance, bad faith, or negligence in the performance our duties, or by our reckless disregard of our obligations under this Agreement, and nothing herein shall protect us against any such liability to you, the Trust or its shareholders.

  6. This Agreement shall commence upon acceptance by you, as evidenced by your signature below, and shall continue in effect until the earlier to occur of termination of the Servicing Agreement and the expiration of a period of sixty
(60) days following written notice of termination by either party to the other.

  7. All communications to you shall be sent to you at your offices, 40 Richards Avenue, Norwalk, Connecticut 06854,
Attention: Donald S. Rumery, and shall be duly given if mailed first class mail and postage prepaid. Any notice to us shall be duly given if mailed first class mail and postage prepaid, telecopied with a copy to follow first class, or telegraphed to us at the address shown in this Agreement.

  8. We hereby represent and warrant to you that the execution, delivery and performance of our obligations under this Agreement have been duly authorized, and that this Agreement us valid, binding and enforceable against us on accordance with its terms.

  9. This Agreement shall be subject to all applicable provisions of law, including, without being limited to, the applicable provisions of the Act, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended; and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

  10. This Agreement shall be construed in accordance with the laws of the State of New York without reference to principles of conflict of laws, except to the extent that any applicable provisions of federal law shall be controlling, or shall be deemed to govern the construction, validity and effect of this contract.


                                Very truly yours,

                 -----------------------------------------------
                 Service Organization Name (Please Print or Type)


                 -----------------------------------------------
                                     Address

                 -----------------------------------------------
			City		State		Zip Code


Date ___________ By ____________________________________________
				Authorized Signature

NOTE: Please return both signed copies of this Agreement to The Managers Funds LLC. Upon acceptance, one countersigned copy will be returned for your files.

                                        Accepted:

                                        THE MANAGERS FUNDS LLC

                                        Date  ____________________

                                        By  ______________________

                          SCHEDULE A

Series Covered by Administration and Shareholder Servicing
Agreement

Total Return Bond Fund

                          SCHEDULE B

Annual fee expressed as a percentage of average net assets

                                Annual Percentage
Name of Series                  Rate of Fee
--------------------------      -----------------
Total Return Bond Fund               0.25%

Exhibit - Item 23 (i)(ii)
=================================================================

               [Goodwin Procter LLP Letterhead]

December 17, 2002

Managers Trust II
40 Richards Avenue
Norwalk, Connecticut 06854

Ladies and Gentlemen:

As counsel to Managers Trust II (the "Trust"), we have been asked to render our opinion in connection with the issuance by the Trust of an unlimited number of shares, $.001 par value per share (the "Shares"), of the Trust representing interests in the Total Return Bond Fund, a portfolio series of the Trust, as more fully described in the prospectus and statement of additional information contained in Post-Effective Amendment No. 25
(the "Amendment") to the Registration Statement on
Form N-1A (Registration No. 033-43089) of the Trust.

We have examined the Trust's Amended and Restated
Declaration of Trust dated June 1, 1992, as amended to date, the By-Laws of the Trust, certain resolutions adopted by the Board of Trustees of the Trust, the prospectus and statement of additional information which form a part of the Amendment and such other documents as we deemed necessary for purposes of this opinion.

Based upon the foregoing, we are of the opinion that the Shares, when sold in accordance with the terms of the prospectus and statement of additional information relating to the Shares, as in effect at the time of the sale, will be legally issued, fully-paid and non-assessable by the Trust.

We also hereby consent to the reference to this firm in the prospectus and statement of additional information which form a part of the Amendment and to a copy of this opinion being filed as an exhibit to the Amendment.

Very truly yours,

/s/ Goodwin Procter LLP

GOODWIN PROCTER LLP

Exhibit - Item 23 (m)
=================================================================

                     MANAGERS TRUST II

    PLAN OF DISTRIBUTION ADOPTED PURSUANT TO RULE 12B-1


WHEREAS, Managers Trust II, an unincorporated association of the type commonly known as a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

WHEREAS, the Trust is authorized (i) to issue shares of beneficial interest ("Shares") in separate series, with the shares of each such series representing the interests in a separate portfolio of securities and other assets, and (ii) to divide the shares within each such series into two or more classes; and

WHEREAS, the Trust has established a portfolio series, Total
Return Bond Fund (such fund being referred to herein as the "Initial Fund" - such series, together with all other series subsequently established by the Trust and made subject to this Plan, being referred to herein individually as a "Fund" and collectively as the "Funds");

WHEREAS, the Trust may be deemed a distributor of the Shares within the meaning of Rule 12b-1 under the Act, and desires to adopt a Plan of Distribution with respect to its shares of the Initial
Fund pursuant to such Rule (the "Plan"); and

WHEREAS, the Trust may enter into one or more agreements
(each, an "Agreement") for the sale of the Shares with one or more underwriters, distributors, dealers or brokers (each, a "Distributor"); and

WHEREAS, the Board of Trustees as a whole, and the Trustees who are not interested persons of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any Agreement with any Distributor and any agreements relating thereto (the "Qualified Trustees"), having determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and under
Section 36(a) and (b) of the Act, that there is a reasonable likelihood that this Plan and such Agreements will benefit the Shares of the Initial Fund and its shareholders, have accordingly approved this Plan and the Agreements by votes cast in person at a meeting called for the purpose of voting on this Plan and the Agreements and any agreements related thereto.

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the Act, on the following terms and conditions:



1. DISTRIBUTION ACTIVITIES. Subject to the supervision of the Board of Trustees, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Shares, including, but not limited to, the following: (1) making payments to underwriters, securities dealers and others engaged in the sale of Shares, including payments to a Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of Shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Shares, either directly or through other persons with which the Trust has entered into Agreements pursuant to the Plan.

2. MAXIMUM EXPENDITURES. The expenditures to be made by the Initial Fund pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined from time to time by the Trustees, but in no event may such expenditures exceed the following: (i) with respect to Shares of the Initial Fund, an annual rate of 0.25% of the average daily value of net assets represented by such Shares, and (ii) with respect to Shares of any Fund subsequently established by the Trust and made subject to this Plan, the annual rate as agreed upon and specified in an addendum hereto. The expenditures to be made pursuant to this Plan shall commence with respect to Shares of a Fund as of the date on which this Plan becomes effective with respect to each such Fund.

3. PAYMENTS. Pursuant to this Plan, the Trust shall make periodic payments to the Distributor at the annual rate provided for in the Agreements with such Distributor with respect to the Shares of each Fund. The Distributor may in turn remit to and allocate among selected dealers and others (including affiliates of the Distributor) in consideration of and as reimbursement for expenses incurred in the provision of distribution and marketing services, such amounts as the Distributor shall determine. Any amounts received by the Distributor and not so allocated may be retained by the Distributor as compensation to the Distributor for providing services under the Agreement and/or as reimbursement for expenses incurred in connection with the distribution and promotion of the sale of the Shares.

4.  TERM AND TERMINATION.
    --------------------

       (a) INITIAL FUND. This Plan shall become effective with respect to the Shares of the Initial Fund as of the later of
(i) the date on which an amendment to the Registration Statement on Form N-1A with respect to the Shares becomes effective under the Securities Act of 1933, as amended or (ii) the date on which the Initial Fund commences offering the Shares to the public and shall continue in effect with respect to the Shares (subject to Section 4(d) hereof) until one year from the date of such effectiveness, unless the continuation of this Plan shall have been approved with respect to the Shares in accordance with the provisions of Section 4(c) hereof.

       (b) ADDITIONAL FUNDS. This Plan shall become effective with respect to the Shares of each additional Fund established by the Trust after the date hereof and made subject to this Plan upon commencement of the initial public offering thereof (provided that the Plan has previously been approved with respect to the Fund by votes of a majority of both (i) the Board of Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a meeting held before the initial public offering of such additional Fund thereof and called for the purpose of voting on such approval), and shall continue in effect with respect to each such additional Fund or class (subject to Section 4(d) hereof) for one year thereafter, unless the continuation of this Plan shall have been approved with respect to such additional in accordance with the provisions of Section 4(c) hereof.

       (c) CONTINUATION. This Plan and the Agreements shall continue in effect with respect to each Fund subsequent to the initial term specified in Section 4(a) and (b) for so long as such continuance is specifically approved at least annually by votes of a majority of both (i) the Board of Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on this Plan, subject to any shareholder approval requirements existing under applicable law.

       (d)  TERMINATION.

            (i) This Plan may be terminated at any time with respect to the Shares of any Fund thereof by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting Shares of that Fund. For purposes of this Plan, the term "vote of a majority of the outstanding voting Shares" of any Fund shall mean the vote of the lesser of (A) 67 percent or more of the outstanding voting Shares present at such meeting, if the holders of more than 50 percent of the outstanding voting Shares are present and represented by proxy; or (B) 50 percent or more of the Shares. The Plan may remain in effect with respect to a Fund even if it has been terminated in accordance with this Section 4(d) with respect to one or more other Funds of the Trust.

            (ii)  The Agreements may be terminated at any
       time, without penalty, with respect to the Shares of any Fund by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting Shares of that Fund on sixty days' written notice to the Distributor. In addition, the Agreements shall provide for automatic termination in the event of their assignment.

       5. AMENDMENTS. This Plan may not be amended to increase materially the amount of expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of a majority of the outstanding Shares of each Fund with respect to which a material increase in the amount of distribution expenditures is proposed, and no material amendment to the Plan shall be made unless approved in the manner provided for annual renewal in Section 4(c) hereof. Otherwise, this Plan may be amended with respect to the Shares of a Fund by vote of a majority of the Qualified Trustees or the outstanding voting Shares of that Fund.

       6. INDEPENDENT TRUSTEES. While this Plan is in effect with respect to any Fund, the selection and nomination of Trustees who are not interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

       7.  QUARTERLY REPORTS.	The Treasurer of the Trust and
the Treasurer of the Distributor shall provide to the Trustees of the Trust and the Trustees shall review, at least quarterly, a written report of the amounts expended for the distribution of the Shares pursuant to this Plan and the purposes for which such expenditures were made.

       8. RECORDKEEPING. The Trust shall preserve copies of this Plan, the Agreements and any related agreements and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan and the Agreements (including any related agreements) or such reports, as the case may be, the first two years in an easily accessible place.


Dated:_______________, 2002

Exhibit - Item 23 (o)(iv)
=================================================================

                           CODE OF CONDUCT

                      ADOPTED:  JUNE 21, 1996
                    AMENDED: FEBRUARY 23, 2000

PURPOSE
-------
The Code of Conduct has been established to communicate policies of professional conduct and ethical behavior applicable to all officers, directors and employees
("personnel") of the Merganser Capital Management LP
("Company").

BACKGROUND
----------
No set of rules or policies can presume to fully define "professional behavior" or "ethical conduct." These terms, by definition, are broad concepts and subject to interpretation and personal bias. Nevertheless, a written set of policies will help to minimize misunderstandings about what is considered appropriate conduct by the Company. Also, in matters of personal behavior, there is no substitute for common sense. If there are doubts or questions about the appropriateness of a certain action, either do not pursue this course of action or seek guidance from the Compliance Officer.


POLICIES
--------

  1. LEGAL AND ETHICAL VIOLATIONS: Personnel shall not knowingly participate in, or assist, any acts in violation of any applicable law, rule, or regulation of any government, governmental agency, or regulatory organization governing the investment advisory industry.

  2. CONFLICTS OF INTEREST: Personnel shall not enter into or engage in a security transaction or business activity or relationship which may result in any financial or other conflict of interest between themselves and clients or the Company. Personnel shall also disclose to the Company all matters that could reasonable be expected to interfere with their duty to the Company, or with their ability to render unbiased and objective advice.

  3. PRIORITY OF TRANSACTIONS: Personnel shall conduct themselves in such a manner that transactions for clients and the Company have priority over transactions in securities or other investments of which they are beneficial owners, and so that transactions in securities or other investments in which they have such beneficial ownership do not operate adversely to clients' and the Company's interests.

  4. USE OF MATERIAL NONPUBLIC INFORMATION: The Company forbids personnel from trading, either personally or on behalf of others (such as private accounts managed by the Company), on material nonpublic information or communicating material nonpublic information to others in violation of the law. This conduct is frequently referred to as "insider trading." Exhibit A provides useful background information about insider trading.

  5. DUTY TO THE COMPANY: Personnel shall not undertake independent practice which could result in compensation or other benefit in competition with the Company unless they have received written consent from both the Company and the person or entity for whom they undertake independent employment or services.

  6. PRESERVATION OF CONFIDENTIALITY: Personnel shall preserve the confidentiality of information communicated by a client concerning matters within the scope of the confidential relationship, unless they receive information concerning illegal activities on the part of the client.


IMPLEMENTATION
--------------

  1. COMPLIANCE OFFICER: Mr. Richard F. Woerner has been designated Compliance Officer and, as such, is responsible for the implementation of the Code of Conduct. As Compliance Officer, he reports to the General Partner and is required to meet with it formally once a year to review the status of compliance with this policy. Also, he may meet with the General Partner at any time to seek guidance or to discuss matters requiring immediate attention.

  2. APPLICATION: The Code of Conduct applies to all personnel and extends to activities within and outside their duties at the Company.

  3. INSIDER TRADING: Exhibit B relates procedures to implement the Company's policy against insider trading.

  4. ACKNOWLEDGMENT: All personnel must read and acknowledge receipt of a copy of this Code of Conduct. Questions regarding the policy or its implementation should be reviewed with the Compliance Officer.

                          EXHIBIT A
                          ---------

                       INSIDER TRADING
                       ---------------

The term "insider trading" is not defined in the federal securities law, but generally is used to refer to the use of material nonpublic information to trade in securities
(whether or not one is an "insider") or to communications of material nonpublic information to others.

While the law concerning insider trading is not static, it is generally understood that the law prohibits:

  1)	trading by an insider, while in possession of
        material nonpublic information, or

  2)	trading by a non-insider, while in possession of
        material nonpublic information, where the information either was disclosed to non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

  3) communicating material nonpublic information to others.

The elements of insider trading and the penalties for such unlawful conduct are discussed below:

  1.  Who is an Insider?

The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, the Company may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

  2.  What is Material Information?

Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities.

Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

Material information does not have to relate to a company's business. For example, in Carpenter v. U.S., 108
U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Journal and whether those reports would be favorable or not.

  3.  What is Nonpublic Information?

Information is nonpublic until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

  4.  Penalties for Insider Trading

Penalties for trading on or communicating material nonpublic information are severe, both for individuals involved in such unlawful conduct and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

     *  civil injunctions
     *  treble damages
     *  disgorgement of profits
     *  jail sentences
     * fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
     * fines for the employer or other controlling person of up to the greater of $1,000 or three times the amount of the profit gained or loss avoided.

In addition, any violation of this policy statement can be expected to result in serious sanctions by the Company, including dismissal of the persons involved.

                          EXHIBIT B
                          ---------

          PROCEDURES TO IMPLEMENT THE COMPANY'S POLICY
                   AGAINST INSIDER TRADING

The following procedures have been established to aid the officers, directors, and employees of the Company in avoiding insider trading, and to aid the Company in preventing, detecting and imposing sanctions against insider trading. Every officer, director and employee of the Company must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and criminal penalties.

  1.  Identifying Inside Information

Before trading for yourself or others, including accounts you may manage in a fiduciary capacity, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

    i.	Is the information material?  Is this
information that the investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

    ii.	Is the information nonpublic?  To whom has this
information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street
Journal or other publications of general circulation?

If, after the consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should take the following steps.

    i.	Report the matter immediately to Mr. Woerner.

    ii.	Do not purchase or sell the securities on behalf
of yourself or others, including investment companies or private accounts managed by the Company.

    iii.Do not communicate the information inside or outside the Company, other than to Mr. Woerner.

    iv.	After Mr. Woerner has reviewed the issue, you
will either be instructed to continue the prohibitions against trading and communication or you will be allowed to trade and communicate the information.

  2.  Personal Securities Trading

In order to meet the requirements of Rule 204-2(a)(12) of the Investment Advisors Act of 1940, all officers, directors and employees of the Company shall submit to Mr. Woerner information with respect to any security acquired or disposed of and any direct or indirect beneficial interest during any calendar quarter. The information is due within ten days after the end of each calendar quarter and must include the title of the security, the number of shares included in the transaction, the date of the transaction, the nature of the transaction(purchase, sale or other acquisition or disposition,) the price, and the name of the broker-dealer with whom the transaction was effected.

In addition, all officers, directors and employees of the Company shall submit to Mr. Woerner a report of every securities transaction in which they, their families
(including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated within ten days after such transaction. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. This requirement may be satisfied by sending duplicate broker confirmations of such trades to Mr.
Woerner.

In order to meet the requirements of Rule 17j-1 of the Investment Company Act of 1940, all officers, directors and employees of the Company shall submit to Mr. Woerner a report detailing every security held by them, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustees or in which they have a beneficial interest within ten days of initial employment and within ten days of the close of each calendar year. The initial report of current employees is due no later than September 1, 2000. The report shall include the name of the security, quantity held, and the market value. This requirement may be satisfied with a copy of the broker's statement.

The only exceptions to these reporting requirements are open-end mutual funds, bank CD's, and securities of the United States Government and its agencies.

  3.  Pre-clearance of "IPO" or private placement trades

In order to meet the requirements of Rule 17j-1 of the Investment Company Act of 1940, all officers, directors and employees of the Company are required to obtain from Mr. Woerner pre-clearance for any initial public offering ("IPO") or private placement to be purchased by them, their families (including the spouse, minor children and adults living in the same household as the officer, director or employee), and trusts of which they are trustees or in which they have a beneficial interest. The pre-clearance form shall contain the name of the security and be signed by Mr. Woerner prior to the purchase. In Mr. Woerner's absence, the form may be signed by a director. This requirement is effective March 1, 2000.

  4.  Restricting Access to Material Nonpublic Information

Information in your possession that you identify as material and nonpublic may not be communicated to anyone, including persons within the company, except as provided in paragraph 1 above. In addition, care should be taken so that such information is secure. For example, files containing material nonpublic information should be sealed;
access to computer files containing material nonpublic information should be restricted.

  5.  Resolving Issues Concerning Insider Trading

If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or nonpublic, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with Mr. Woerner before trading or communicating the information to anyone.

  6.  Working Together to Prevent Abuses

The prevention of insider trading violations requires constant attention. Your suggestions may contribute in a critical way to the effectiveness of these procedures. If you become aware of any situation that may possibly result in an insider trading violation, you should report the situation to Mr. Woerner immediately. Such a situation could involve an indiscreet member of management or the staff, or it could relate to the manner in which written communications of material nonpublic information are disseminated or otherwise handled by employees. Your suggestions for improving these procedures are always welcome and will be considered in your overall job evaluation.

                       CODE  OF  CONDUCT
                       -----------------

                        ACKNOWLEDGMENT
                        --------------


I have read and understand the Code of Conduct adopted
June 21, 1996 as amended February 23, 2000 by the
Merganser Capital Management LP and will comply with it in all respects.



_____________________________________
Name (Signed)



_____________________________________
Name (Printed)



_____________________________________
Date

TRADING RESTRICTIONS IMPOSED BY CODE OF ETHICS OF
MERGANSER CAPITAL MANAGEMENT LP

                                       Private
             Pre          IPO          Placement    Short-Term   Blackout     17j-1        Other
             Clearance    Restrictions Restrictions Profits      Periods      Compliance   Restrictions, Etc.
             -----------  ------------ ------------ ------------ -----------  -----------  ------------------

MERGANSER    Private      Pre-         Pre-           None         None          Yes*        None
CAPITAL      placements   Clearance    Clearance
MANAGEMENT   and IPOs     only         only

-----------------------------------
*  Technical corrections required with respect to form of quarterly reports and obligation to report new brokerage accounts.


                            SIGNATURES
                            ----------

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 18th day of December, 2002.


                            MANAGERS TRUST II


                            --------------------------
                            BY:  /s/ Donald S. Rumery
                            Donald S. Rumery
                            Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title               Date
--------------------        --------------      -------------

     *
--------------------
Jack W. Aber                Trustee             December 18, 2002


     *
--------------------
William E. Chapman, II      Trustee             December 18, 2002


     *
--------------------
Sean M. Healey              Trustee             December 18, 2002


     *
--------------------
Edward J. Kaier             Trustee             December 18, 2002


     *
--------------------
Eric Rakowski               Trustee             December 18, 2002


     *
--------------------
Steven J. Paggioli          Trustee             December 18, 2002


     *
--------------------
Madeline H. McWhinney       Trustee             December 18, 2002


     *
--------------------
Thomas R. Schneeweis        Trustee             December 18, 2002


     *
--------------------
Peter M. Lebovitz           Trustee, President  December 18, 2002
                            and Principal
                            Executive Officer
     *
--------------------
Galan G. Daukas             Principal           December 18, 2002
                            Financial Officer

/s/ Donald S. Rumery
--------------------
Donald S. Rumery            Treasurer,          December 18, 2002
                            Principal
                            Accounting Officer

/s/ Donald S. Rumery
--------------------
*By Donald S. Rumery pursuant to Power of Attorney.
